UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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Diffusion Pharmaceuticals Inc.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Diffusion Pharmaceuticals Inc.
2020 Avon Court, Suite 4
Charlottesville, Virginia 22902

_______, 2017

Dear Fellow Stockholders:

We are pleased to invite you to join us for the Diffusion Pharmaceuticals Inc. Annual Meeting of Stockholders to be held on Thursday, June 15, 2017, at 9:00 a.m., Eastern Time, in the James Monroe Room at the Omni Charlottesville Hotel located at 212 Ridge McIntire Road, Charlottesville, Virginia 22903. Details about the meeting, nominees for election to the Board of Directors and other matters to be acted on at the meeting are presented in the Notice of Annual Meeting of Stockholders and proxy statement that follow.

It is important that your shares be represented at the meeting, regardless of the number of shares you hold. Accordingly, please exercise your right to vote by completing, signing, dating and returning your proxy card, or by using Internet or telephone voting as described in the accompanying proxy statement, or by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting.

On behalf of the Board of Directors and management of Diffusion Pharmaceuticals Inc., it is my pleasure to express our appreciation for your support.

Sincerely,

David G. Kalergis
Chairman and Chief Executive Officer

Your vote is important. Please exercise your right to vote as soon as possible by completing, signing, dating and returning your proxy card, or by using Internet or telephone voting as described in the accompanying proxy statement. By doing so, you may save us the expense of additional solicitation.

You can help us make a difference by eliminating paper proxy mailings. With your consent, we will provide all future proxy materials electronically. Instructions for consenting to electronic delivery can be found on your proxy card or at www.proxyvote.com. Your consent to receive stockholder materials electronically will remain in effect until canceled.

THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF OUR PREFERRED STOCK, SHARES OF OUR COMMON STOCK OR ANY OTHER SECURITIES.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 15, 2016

To the Stockholders of Diffusion Pharmaceuticals Inc.:

The Annual Meeting of Stockholders of Diffusion Pharmaceuticals Inc., a Delaware corporation (“Diffusion”), will be held Thursday, June 15, 2017 at 9:00 a.m., Eastern Time, in the James Monroe Room at the Omni Charlottesville Hotel located at 212 Ridge McIntire Road, Charlottesville, Virginia 22903 for the following purposes:

1.

To approve the proposed terms of an offering of up to $20 million, which contemplates the issuance and sale (the “Offering”) of (i) shares of the Company’s Series B convertible preferred stock, $0.001 par value per share (“Series B Preferred Stock”), each share of Series B Preferred Stock being initially convertible into one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to adjustment, (ii) for each share of Series B Preferred Stock purchased in this Offering, a 5-year warrant to purchase one share of Common Stock (the “Warrants”), and (iii) the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock and exercise of the Warrants, exceeding 19.9% of our outstanding common stock (collectively, the “Offering Proposal”).

2

To authorize the adjournment of the Annual Meeting, if necessary or appropriate, if a quorum is present, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of the Offering Proposal.

3.	To elect six persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified.

4.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017.

5.	To approve, on an advisory basis, the compensation of our named executive officers during the year ended December 31, 2016, as disclosed in the accompanying proxy statement.

6.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only stockholders of record at the close of business on April 17, 2017 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. A stockholder list will be available at Diffusion’s corporate offices beginning 10 days prior to the date of the meeting during normal business hours for examination by any stockholder registered on Diffusion’s stock ledger as of the record date for any purpose germane to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on Thursday, June 15, 2017

Our proxy statement and annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2016, are available at www.proxyvote.com.

By Order of the Board of Directors,

Ben L. Shealy
Senior Vice President – Finance, Treasurer & Secretary

_________, 2017

Charlottesville, Virginia

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE VIA THE INTERNET OR OVER THE TELEPHONE AS INSTRUCTED IN THE ENCLOSED PROXY CARD, OR, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED RETURN ENVELOPE, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY.

THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF OUR PREFERRED STOCK, SHARES OF OUR COMMON STOCK OR ANY OTHER SECURITIES.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
When and Where Will the Annual Meeting Be Held?	1
What are the Purposes of the Annual Meeting?	1
Who is Entitled to Vote at the Annual Meeting?	2
What Numbers of Votes is Each Share Entitled To?	2
How Do I Vote My Shares?	2
How Will My Shares Be Voted?	3
How Does the Board of Directors Recommend that I Vote?	3
How Can I Revoke or Change My Vote?	3
Who is Paying for this Proxy Solicitation?	4
How Many Shares Must Be Present to Hold the Annual Meeting?	4
What Vote is Required for Each Proposal?	4
Who Will Count the Votes?	5
Who Do I Contact if I Have Questions Regarding the Annual Meeting?	5
Are There Any Matters to be Voted on at the Annual Meeting that are not Included in this Proxy Statement?	5
How Will Business Be Conducted at the Annual Meeting?	5

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	6

RECENT CHANGE OF CONTROL	7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
Section 16(a) Beneficial Ownership Reporting Compliance	9

PROPOSAL NO. 1 APPROVAL OF THE PROPOSED ISSUANCE AND SALE OF SERIES B CONVERTIBLE PREFRRED STOCK AND WARRANTS	10
General	10
Reasons for the Offering	10
Material Terms of the Offering	10
Description of Series B Convertible Preferred Stock	10
Description of Warrants	11
Registration Rights	11
Possible Effects on Rights of Existing Stockholders	11
Appraisal Rights	12
Reasons for Stockholder Approval	12
Material Relationships between the Company and the Placement Agent	12
Interests of Directors and Executive Officers	13
Vote Required	13
Board Recommendation	13

PROPOSAL NO. 2 ADJOURNMENT PROPOSAL	14
Vote Required	14
Board Recommendation	14

PROPOSAL NO. 3 ELECTION OF DIRECTORS	15
Number of Directors	15
Nominees for Director	15
Information About Current Directors and Board Nominees	15
Additional Information About Current Directors and Board Nominees	15
Board Recommendation	15

PROPOSAL NO. 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
Change and Selection of Independent Registered Public Accounting	18

Selection of Independent Registered Public Accounting Firm	18
Independent Auditor’s Fees	19
Pre-Approval Policies and Procedures	19
Vote Required	19
Board Recommendation	19

PROPOSAL NO. 5 ADVISORY VOTE ON EXECUTIVE COMPENSATION	20
Introduction	20
Proposed Resolution	20
Vote Required	21
Board Recommendation	21

CORPORATE GOVERNANCE	22
Introduction	22
Corporate Governance Guidelines	22
Director Independence	22
Board Leadership Structure	22
Executive Sessions	23
Board Meetings and Attendance	23
Board Committees	23
Audit Committee	23
Compensation Committee	24
Nominating and Corporate Governance Committee	25
Board Oversight of Risk	27
Audit Committee Report	28
Policy Regarding Director Attendance at Annual Meetings of Stockholders	28
Process Regarding Stockholder Communications with Board of Directors	28

DIRECTOR COMPENSATION	28
Overview of Director Compensation Program	28
Cash Compensation	29
Long-Term Equity-Based Incentive Compensation	29
Blech Option Agreement	29
Indemnification Agreements	30
Summary Director Compensation Table for Fiscal 2016	30

EXECUTIVE OFFICERS	30

EXECUTIVE COMPENSATION	31
Merger with Diffusion Pharmaceuticals LLC	31
Summary Compensation Table	31
Employment Agreements	32
Other Compensatory Arrangements	33
Indemnification Agreements	33
Outstanding Equity Awards at Fiscal Year End	34
401(k) Retirement Plan	34
Post-Termination Severance and Change in Control Arrangements	35

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	36
Merger with Diffusion LLC	36
Donenberg Consulting Agreement	36

DOCUMENTS INCORPORATED BY REFERENCE	36

OTHER MATTERS	37
Stockholder Proposals for 2018 Annual Meeting and Director Nominations	37

Annual Report	37
Householding of Annual Meeting Materials	37
Cost and Method of Solicitation	38

As used in this proxy statement, references to “Diffusion,” the “Company,” “we,” “us,” “our” and similar references refer to Diffusion Pharmaceuticals Inc. and our consolidated subsidiaries, the term “common stock” refers to our common stock, par value $0.001 per share, the term “Series A Preferred Stock” refers to our Series A Convertible Preferred Stock, par value $0.001 per share, the term “Series A private placement” refers to the issuance and sale of the Series A Preferred Stock in a private placement and, unless the context indicates otherwise, the term “stockholder” refers, collectively, to the holders of our common stock and our Series A Preferred Stock. In addition, unless otherwise indicated all share and per share amounts are presented after giving effect to our 1-for-10 reverse stock split effected in August 2016.

v

2020 Avon Court, Suite 4
Charlottesville, Virginia 22902

__________________

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 15, 2017

__________________

The Board of Directors of Diffusion Pharmaceuticals Inc. (the “Board”) is using this proxy statement to solicit your proxy for use at the Diffusion Pharmaceuticals Inc. 2017 Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Time, on Thursday, June 15, 2017 (the “Annual Meeting”). The Board expects to make available electronically or to send to our stockholders the Notice of Annual Meeting of Stockholders, this proxy statement and a form of proxy on or about _______, 2017.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and Where Will the Annual Meeting Be Held?

The Annual Meeting of Stockholders of Diffusion Pharmaceuticals Inc. will be held on Thursday, June 15, 2017, at 9:00 a.m., Eastern Time, in the James Monroe Room at the Charlottesville Omni Hotel located at 212 Ridge McIntire Road, Charlottesville, Virginia 22903.

What are the Purposes of the Annual Meeting?

The purposes of the Annual Meeting are to vote on the following items:

1.

To approve the proposed terms of an offering of up to $20 million, which contemplates the issuance and sale (the “Offering”) of (i) shares of the Company’s Series B convertible preferred stock, $0.001 par value per share (“Series B Preferred Stock”), each share of Series B Preferred Stock being initially convertible into one share of the Company’s common stock, subject to adjustment, (ii) for each share of Series B Preferred Stock purchased in this Offering, a 5-year warrant to purchase one share of common stock (the “Warrants”), and (iii) the issuance of such number of shares of common stock issuable upon conversion of the Series B Preferred Stock and exercise of the Warrants exceeding 19.9% of our outstanding common stock (collectively, the “Offering Proposal”).

2

To authorize the adjournment of the Annual Meeting, if necessary or appropriate, if a quorum is present, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of the Offering Proposal.

3.	To elect six persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified.

4.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017.

5.	To approve, on an advisory basis, the compensation of our named executive officers during the year ended December 31, 2016, as disclosed in this proxy statement.

6.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Who is Entitled to Vote at the Annual Meeting?

Stockholders of record at the close of business on April 17, 2017 (the “Record Date”) will be entitled to notice of and to vote at the meeting or any adjournment of the Annual Meeting. As of the Record Date, there were 10,345,637 shares of our common stock outstanding and 12,376,329 shares of our Series A Preferred Stock outstanding. Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Certificate of Designation”), which was approved by the holders of a majority of our common stock on January 6, 2017, the holders of our Series A Preferred Stock are entitled to vote with the holders of common stock on the basis described below, and not as a separate class, on all matters at the Annual Meeting.

What Numbers of Votes is Each Share Entitled To?

Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

Pursuant to the Certificate of Designation, each holder of shares of our Series A Preferred Stock is entitled to that number of votes equal to the whole number of shares of common stock into which the aggregate number of shares of Series A Preferred Stock held of record by such holder are convertible as of the Record Date, based on a conversion price equal to the closing price of our common stock on the date such Series A Preferred Stock was issued.

Accordingly, shares of Series A Preferred Stock issued in the initial closing of the Series A private placement on March 14, 2017 are entitled to 0.84874 votes per share, shares of Series A Preferred Stock issued in the final closing of the Series A private placement on March 31, 2017 are entitled to 0.50627 votes per share and, in the aggregate, the holders of our Series A Preferred Stock are entitled to 8,943,395 votes at the Annual Meeting.

As a result, the effective number of aggregate votes entitled to be cast at the Annual Meeting is 19,289,032.

How Do I Vote My Shares?

Your vote is important. Whether you hold shares directly as a stockholder of record or beneficially in “street name” (through a broker, bank or other nominee), you may vote your shares without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee.

If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the three following methods:

●	Vote by Internet, by going to the web address http://www.proxyvote.com and following the instructions for Internet voting shown on your proxy card.

●	Vote by Telephone, by dialing 1-800-690-6903 and following the instructions for telephone voting shown on your proxy card.

●	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by Internet or telephone, please do not mail your proxy card.

If your shares are held in street name, you may receive a separate voting instruction form or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

The deadline for voting by telephone or by using the Internet is 11:59 p.m., Eastern Time, on Wednesday, June 14, 2017. Please see your proxy card or the information your bank, broker or other holder of record provided to you for more information on your options for voting.

How Will My Shares Be Voted?

If you return your signed proxy card or use Internet or telephone voting before the Annual Meeting, the named proxies will vote your shares as you direct.

For Proposal No. 1—Approval of the Offering Proposal, Proposal No. 2—Approval of the Adjournment Proposal, Proposal No. 4—Ratification of Selection of Independent Registered Public Accounting Firm and Proposal No. 5—Advisory Vote on Executive Compensation

●	Vote FOR the proposal;

●	Vote AGAINST the proposal; or

●	ABSTAIN from voting on the proposal.

For Proposal No. 3—Election of Directors, you may:

●	Vote FOR all six of the nominees for director;

●	WITHHOLD your vote from all six of the nominees for director; or

●	WITHHOLD your vote from one or more of the six nominees for director that you designate.

If you send in your proxy card or use Internet or telephone voting, but you do not specify how you want to vote your shares, the proxies will vote your shares:

●	FOR Proposal No. 1—Approval of the Offering Proposal

●	FOR Proposal No. 2—Approval of the Adjournment Proposal

●	FOR all six of the nominees for director in Proposal No. 3— Election of Directors;

●	FOR Proposal No. 4—Ratification of Selection of Independent Registered Public Accounting Firm; and

●	FOR Proposal No. 5—Advisory Vote on Executive Compensation.

How Does the Board of Directors Recommend that I Vote?

The Board of Directors recommends that you vote:

●	FOR Proposal No. 1—Approval of the Offering Proposal

●	FOR Proposal No. 2—Approval of the Adjournment Proposal

●	FOR all six of the nominees for director in Proposal No. 3— Election of Directors;

●	FOR Proposal No. 4—Ratification of Selection of Independent Registered Public Accounting Firm; and

●	FOR Proposal No. 5—Advisory Vote on Executive Compensation.

How Can I Revoke or Change My Vote?

If you are a stockholder whose shares are registered in your name, you may revoke your proxy at any time before it is voted by one of the following methods:

●

Submitting another proper proxy with a more recent date than that of the proxy first given by following the Internet or telephone voting instructions or completing, signing, dating and returning a proxy card to us;

●	Sending written notice of revocation to our Secretary; or

●	Attending the Annual Meeting and voting by ballot.

If you hold your shares through a broker, bank or other nominee, you may revoke your proxy by following instructions your broker, bank or other nominee provides.

Who is Paying for This Proxy Solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the reasonable cost of forwarding proxy materials to beneficial owners.

How Many Shares Must Be Present to Hold the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority (9,644,517 shares) of the voting power represented by the outstanding shares of our common stock and our Series A Preferred Stock as of the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of our common stock and Series A Preferred Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum. Shares of our common stock and Series A Preferred Stock represented by proxies marked “Abstain” and “broker non-votes” are counted in determining whether a quorum is present. A “broker non-vote” is a proxy returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker does not have discretionary authority to vote on behalf of such customer on such matter. If there is not a quorum, a majority of the voting power represented by the shares of our common stock and our Series A Preferred Stock present at the Annual Meeting may adjourn the Annual Meeting to a later date.

What Vote is Required for Each Proposal?

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the following vote is required for each of the following matters:

●

Proposal No. 1—Approval of the Offering Proposal requires “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

●

Proposal No. 2—Approval of the Adjournment Proposal “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

●	Proposal No. 3—Election of Directors requires the affirmative vote of a plurality of the votes cast at the election. Only votes “For” or “Withheld” will affect the outcome

●

Proposal No. 4—Ratification of Selection of Independent Registered Public Accounting Firm requires “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

●

Proposal No. 5— Advisory Vote on Executive Compensation requires “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the Annual Meeting is Proposal No. 4—Ratification of Selection of Independent Registered Public Accounting Firm. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in Proposal No. 3 or how to vote for Proposals No.1, Proposal No.2 or Proposal No.5, your broker may not exercise discretion and may not vote your shares on that proposal.

The following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of the vote of abstentions and uninstructed shares held by brokers (referred to as broker non-votes).

Proposal Number	Item	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Approval of the Offering Proposal	Majority of shares present and entitled to vote	Counted “against”	Not voted/No effect
2	Approval of the Adjournment Proposal	Majority of shares present and entitled to vote	Counted “against”	Not voted/No effect
3	Election of Directors	Plurality of votes cast	No effect	Not voted/No effect

4	Ratification of Selection of Independent Registered Public Accounting Firm	Majority of shares present and entitled to vote	Counted “against”	Shares may be voted by brokers in their discretion but any non-votes have no effect

5	Advisory Vote on Executive Compensation	Majority of shares present and entitled to vote	Counted “against”	Not voted/No effect

Who Will Count the Votes?

We currently expect that Broadridge Financial Solutions, Inc. will tabulate the votes and our Secretary will be our inspector of elections for the Annual Meeting.

Who Do I Contact if I Have Questions Regarding the Annual Meeting?

If you have questions about the Annual Meeting or would like additional copies of this proxy statement, you should contact our Senior Vice President – Finance, Treasurer & Secretary, Ben L. Shealy, at 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902.

Are There Any Matters to be Voted on at the Annual Meeting that are not Included in this Proxy Statement?

We currently are not aware of any business to be acted upon at the Annual Meeting other than that described in this proxy statement. If, however, other matters properly are brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your shares or act on those matters according to their best judgment, including to adjourn the Annual Meeting if a quorum is not present.

How Will Business Be Conducted at the Annual Meeting?

The presiding officer at the Annual Meeting will determine how business at the meeting will be conducted. Only nominations and other proposals brought before the Annual Meeting in accordance with the advance notice and information requirements of our Amended and Restated Bylaws will be considered, and no such nominations or other proposals were received. In order for a stockholder proposal to have been included in our proxy statement for the Annual Meeting, our Secretary must have received such proposal a reasonable period of time before we began to print and send our proxy materials.  Under our Amended and Restated Bylaws, complete and timely written notice of a proposed nominee for election to the Board at the Annual Meeting or a proposal for any other business to be brought before the Annual Meeting must have been received by our Secretary not later than April 21, 2017, and must have contained the specific information required by our Amended and Restated Bylaws, in order to be included in this proxy statement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the safe harbor created by those sections. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” and “continue”, the negative of these words, other words and terms of similar meaning and the use of future dates. Forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses as well as matters specific to us. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. For us, particular uncertainties and risks include, among others, our history of operating losses and negative cash flow, uncertainties regarding clinical testing, the difficulty of developing pharmaceutical products, obtaining regulatory and other approvals and achieving market acceptance and other risks and uncertainties described in our filings with the Securities and Exchange Commission (the “SEC”), including:

●	our estimates regarding expenses, future revenues, capital requirements and needs for additional financing;

●	the success and timing of our preclinical studies and clinical trials;

●	the difficulties in obtaining and maintaining regulatory approval of our products and product candidates, and the labeling under any approval we may obtain;

●	our plans and ability to develop and commercialize our product candidates;

●	our failure to recruit or retain key scientific or management personnel or to retain our executive officers;

●	the accuracy of our estimates of the size and characteristics of the potential markets for our product candidates and our ability to serve those markets;

●	regulatory developments in the United States and foreign countries;

●	the rate and degree of market acceptance of any of our product candidates;

●	our ability to obtain additional financing;

●	obtaining and maintaining intellectual property protection for our product candidates and our proprietary technology;

●	our ability to operate our business without infringing the intellectual property rights of others;

●	recently enacted and future legislation regarding the healthcare system;

●	the success of competing products that are or become available; and

●	the performance of third parties, including contract research organizations and manufacturers.

All forward-looking statements in this proxy statement speak only as of the date of this proxy statement and are based on our current beliefs and expectations. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

RECENT CHANGE OF CONTROL

On December 15, 2015, we entered into a merger agreement (the “Merger Agreement”) with Diffusion Pharmaceuticals LLC (“Diffusion LLC”) and on January 8, 2016 we completed the merger (the “Merger”) with Diffusion LLC surviving as our wholly-owned subsidiary

At the effective time of the Merger (the “Effective Time”), each outstanding unit of membership interest of Diffusion LLC (the “Diffusion Units”) was converted into the right to receive 0.3652658 shares of our common stock (the “Exchange Ratio”). Also at the Effective Time, the rights of the holders of each outstanding convertible promissory note convertible into Diffusion Units (the “Diffusion Convertible Notes”) and each outstanding option to purchase Diffusion Units upon the conversion or exercise thereof were converted into the right to receive shares of our common stock based on the Exchange Ratio.

Immediately following the Merger, the former equity holders of Diffusion LLC owned approximately 84.1% of our common stock, and our pre-Merger stockholders owned approximately 15.9% of our common stock, in each case, on a fully-diluted basis (subject to certain exceptions and adjustments) and calculated in accordance with the terms of the Merger Agreement. For accounting purposes, the Merger is treated as a “reverse acquisition” under generally acceptable accounting principles in the United States and Diffusion LLC is considered the accounting acquirer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on information available to us and filings with the SEC, the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Exchange Act) of our outstanding common stock and Series A Preferred Stock as of the Record Date for (i) each person who beneficially owns 5% or more of the shares of common stock or Series A Preferred Stock then outstanding; (ii) each of our current directors and nominees; (iii) each of our current named executive officers (as defined in Item 402(a)(3) of Regulation S-K under the Exchange Act); and (iv) all of our current directors and executive officers as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of common stock issuable under stock options, the Series A Preferred Stock, our convertible debt instruments or warrants that are exercisable or convertible within 60 days of the Record Date are deemed outstanding for the purpose of computing the beneficial ownership percentage of the holder thereof, but are not deemed outstanding for the purpose of computing the beneficial ownership percentage of any other person. Ownership is based upon information provided by each respective director and officer, Forms 4, Schedules 13D and 13G and other public documents filed with the SEC for some of the stockholders.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their shares of common stock, except for those jointly owned with that person’s spouse. Unless otherwise indicated below, the address of each person listed on the table is c/o Diffusion Pharmaceuticals Inc. 2020 Avon Court, Suite 4, Charlottesville Virginia 22902.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Common Stock Beneficial Ownership Percentage (2)	Percentage of Total Voting Power (2)(3)
Greater than 5% Holders
Richard Baxter Gilliam (4)	1,424,836	13.8%	7.4%
Ally Bridge Group Capital Partners II L.P. (5)	1,133,281	9.9%	2.8%
MTG Investment Holdings, LLC (6)	802,689	7.8%	4.2%
Michael S. & Ellen A. Geismar	552,414	5.3%	2.9%
Current Directors and Executive Officers
David G. Kalergis (7)	286,458	2.7%	*
John L. Gainer, Ph.D. (8)	506,686	4.8%	1.9%
Ben L. Shealy (9)	95,491	*	*
Thomas Byrne (10)	260,544	2.5%	*
Mark T. Giles (6)(11)	878,679	8.4%	4.2%
Alan Levin (12)	61,805	*	*
Robert Adams (13)	134,298	1.3%	*
Isaac Blech (14)	90,503	*	*
All current directors and executive officers as a group (eight persons) (15)	2,314,464	20.9%	8.1%

*Indicates less than 1%.

(1)

Represents shares of common stock and shares of restricted stock held as of the Record Date plus shares of common stock that may be acquired upon conversion of preferred shares or debt or exercise of options, warrants and other rights exercisable within sixty (60) days of the Record Date.

(2)

Based on 10,345,637 shares of common stock that were issued and outstanding as of the Record Date. The percentage ownership and voting power for each person (or all directors and executive officers as a group) is calculated by assuming the exercise or conversion of all options, warrants and convertible securities (including the Series A Preferred Stock) exercisable or convertible within sixty (60) days of the Record Date held by such person and the non-exercise and non-conversion of all outstanding warrants, options and convertible securities (including the Series A Preferred Stock) held by all other persons (including our other directors and executive officers).

(3)

Based on an effective number of aggregate votes entitled to be cast of 19,289,032 and the number of shares of common stock and Series A Preferred Stock issued, outstanding and held by the holder as of the Record Date. On the Record Date, 10,345,637 shares of common stock and 12,376,329 shares of Series A Preferred Stock that were issued and outstanding as of the Record Date. In accordance with the Certificate of Designation, shares of Series A Preferred Stock issued in the initial closing of the Series A private placement on March 14, 2017 are entitled to 0.84874 votes per share and shares of Series A Preferred Stock issued in the final closing of the Series A private placement on March 31, 2017 are entitled to 0.50627 votes per share entitling the holders of shares of the Series A Preferred Stock to 8,943,395 votes in the aggregate.

(4)

Based solely on the Form 3 filed with the Securities and Exchange Commission by Mr. Gilliam on February 19, 2016. Consists of (a) 1,268,798 shares of common stock held by Mr. Gilliam directly and (b) 156,038 shares of common stock held by Westwood Tall Oaks LLC. Mr. Gilliam is a manager of Westwood Tall Oaks LLC.

(5)

Shares beneficially owned is based solely on the Schedule 13G/A filed with the SEC on April 6, 2017 by Ally Bridge Group Capital Partners II, L.P. (“Ally Bridge”). The address of Ally Bridge is Unit 3002-3004, 30th Floor, Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong.

(6)

Mark T. Giles, one of our directors, is the sole member of MTG Investment Holdings, LLC and may be deemed to be the beneficial owner of such securities. Mr. Giles disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(7)

Consists of (a) 68,670 shares of common stock held directly by Mr. Kalergis directly, (b) 7,388 shares of common stock held by Mr. Kalergis’ wife, (c) 38,252 shares of common stock held jointly with Mr. Kalergis’ wife, and (d) 172,148 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

(8)

Consists of (a) 372,572 shares of common stock held by the John L. Gainer Declaration of Trust dated February 19, 2008 and (b) 134,114 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Dr. Gainer is a trustee of the revocable trust, and, as such, may be deemed to share beneficial ownership of such shares. Dr. Gainer expressly disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein.

(9)	Consists of shares of common stock issuable upon the exercise of options exercisable within 60 days of January 3, 2016.

(10)	Consists of (a) 139,187 shares of common stock held by Mr. Byrne directly and (b) 121,357 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
(11)

Consists of (a) 4,407 shares of common stock held for the benefit of Mr. Giles in his individual retirement account, (b) 802,689 shares of common stock held by MTG Investment Holdings, LLC and (c) 71,583 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

(12) 1	Consists of (a) 24,804 shares of common stock held by Mr. Levin directly and (b) 37,001 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
(13)

Consists of (a) 25,587 shares of common stock held directly by Mr. Adams directly, (b) 9,464 shares of common stock held jointly with Mr. Adams’ wife, (c) 18,898 shares of common stock held for the benefit of Mr. Adams in his 401(k) retirement account and (d) 80,349 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

(14)

Consists of (a) 28,334 shares of common stock held directly by Mr. Blech directly, (b) 11,905 shares of common stock held jointly with Mr. Blech’s wife, (c) 11,905 shares of common stock held for the benefit of Mr. Blech in a trust and (d) 38,359 shares of common stock issuable upon the exercise of options and warrants exercisable within 60 days of the Record Date.

(15)	Includes 750,402 shares of common stock issuable upon the exercise of options and warrants exercisable within 60 days of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and all persons who beneficially own more than 10 percent of the outstanding shares of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.  Directors, executive officers and greater than 10 percent beneficial owners also are required to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based on a review of the copies of such reports and amendments to such reports furnished to us with respect to the year ended December 31, 2016, and based on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act, for our directors, executive officers and beneficial owners of greater than 10 percent of our common stock were filed on a timely basis during the year ended December 31, 2016, except for the following: on January 13, 2016, Mr. Kalergis filed a Form 4 for a transaction that occurred on January 8, 2016; on February 19, 2016, Mr. Gilliam filed a Form 3 for a transaction that occurred on January 8, 2016; on May 20, 2016, each of Dr. Gainer and Messrs. Kalergis, Shealy and Byrne filed a Form 4 for transactions that occurred on May 16, 2016; on August 30, 2016 and September 16, 2016, Mr. Blech filed a Form 3 and a Form 4, respectively, for transactions that occurred on August 11, 2016 and August 31, 2016, respectively; and on December 13, 2016, each of Dr. Gainer and Messrs. Kalergis, Shealy, Levin, Giles and Adams filed a Form 4 for transactions that occurred on December 8, 2016.

PROPOSAL NO. 1

TO APPROVE THE PROPOSED ISSUANCE AND SALE OF SHARES OF SERIES B CONVERTIBLE

PREFERRED STOCK AND WARRANTS

General

Our Board has unanimously approved, and recommended that our stockholders approve, the proposed terms of an offering, which contemplates the issuance and sale (the “Offering”) of (i) shares of the Company’s Series B Preferred Stock, each share of Series B Preferred Stock being initially convertible into one share of the Company’s common stock, subject to adjustment, (ii) for each share of Series B Preferred Stock purchased in this Offering, a 5-year warrant to purchase one share of common stock (the “Warrants”), and (iii) the issuance of such number of shares of common stock issuable upon conversion of the Series B Preferred Stock and exercise of the Warrants, exceeding 19.9% of our outstanding common stock (collectively, the “Offering Proposal”). We have also engaged an investment bank to act as our placement agent for the Offering (the “Placement Agent”). The securities to be offered in the Offering have not been and will not be registered under the Securities Act of 1933, as amended, and may not be resold by the purchasers thereof except pursuant to a registration statement or an exemption from registration.

Reasons for the Offering

Our Board has determined that the Offering is advisable and in the best interest of our stockholders. The Company currently intends to use the proceeds of this Offering to fund research and development of its lead product candidate, transcrocetinate sodium, also known as trans sodium crocetinate and for general corporate purposes. A stockholder vote against the Offering Proposal could have the impact of restricting our ability to consummate or maximize the proceeds to the Company in connection with the Offering.

Material Terms of the Offering

The Company will offer Securities for aggregate gross proceeds of up to a maximum of $20,000,000 (the “Maximum Offering”). The minimum individual purchase is $50,000 although the Company and the Placement Agent may allow sales of a lesser amount at their discretion.

The price of the Securities will be $2.10 per share (the “Offering Price”).

The first sale of Securities is expected to occur on or about July 15, 2017 (the “Initial Closing”). Subsequent closings will be held periodically until the Securities are fully subscribed or the Offering is terminated by the Company, and in any event no later than September 30, 2017 (subject to the right of the Company and the Placement Agent to extend this Offering for an additional thirty (30) days in their sole discretion, without further notice to investors) (the “Expiration Date”).

Description of Series B Convertible Preferred Stock

The following is a summary of the rights, preferences and privileges of the Series B Preferred Stock as set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock to be filed with the Delaware Secretary of State prior to the Initial Closing (the “Certificate of Designation”), attached hereto as Appendix A.

Voting. The holders of the Series B Preferred Stock will be entitled to vote with the holders of common stock (and any other class or series that may similarly be entitled to vote with the holders of common stock as the Board may authorize and issue, including the Company’s Series A Preferred Stock and not as a separate class, at any annual or special meeting of stockholders of the Company, and may act by written consent in the same manner as the holders of common stock. In the event of any such vote or action by written consent, each holder of shares of Series B Preferred Stock shall be entitled to that number of votes equal to the whole number of shares of common stock into which the aggregate number of shares of Series B Preferred Stock held of record by such Holder are convertible as of the close of business on the record date fixed for such vote or such written consent based on a conversion price, solely for such purpose, equal to the closing price of our common stock on the date such Series B Preferred Stock was issued. In addition, for as long as 50% of the shares of Series B Preferred Stock outstanding immediately after the final closing remain outstanding, without the consent of holders of at least a majority of the then outstanding shares of Series B Preferred Stock, the Company may not (a) amend the Charter or bylaws so as to materially and adversely affect any rights of the holders of the Series B Preferred Stock, (b) increase or decrease (other than by conversion of the Series B Preferred Stock) the authorized number of Series B Preferred Stock to be in excess of the number of shares required to satisfy the Maximum Offering, (c) amend the Certificate of Designation, (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of common stock or common stock equivalents or (e) enter into any agreement or understanding with respect to (a) through (d).

Liquidation. The Series B Preferred Stock will rank senior to the common stock and each other class of capital stock of the Company or series of preferred stock of the Company authorized by the Board in the future that does not expressly provide that such class or series ranks senior to, or on parity with, the Series B Preferred Stock (“Junior Securities”). The Series B Preferred Stock will rank on parity with each other class or series of capital stock of the Company established hereafter by the Board the terms of which expressly provide that such class or series will rank equally with the Series B Preferred Stock. The Series B Preferred Stock will rank junior to the Series A Preferred Stock and each other class or series of capital stock of the Company authorized by the Board in the future the terms of which expressly provide that such class or series will rank senior to the Series B Preferred Stock. In the event of a Liquidation Event (as defined in the Certificate of Designation), the holders of the Series B Preferred Stock shall be entitled to receive, out of the assets of the Company or proceeds thereof legally available therefor, an amount in cash equal to 100% of the stated value of the Series B Preferred Stock before any payment or distribution of the assets of the Company is made or set apart for the holders of Junior Securities. In addition, prior to such Liquidation Event, the holders of Series B Preferred Stock shall be entitled to notice so that they may exercise their conversion rights prior to such event.

Conversion. At any time after the date of issuance, each share of the Series B Preferred Stock, at the holder’s sole and absolute discretion, shall initially be convertible into one (1) share of common stock. Holders may immediately convert their Series B Preferred Stock prior to the occurrence of certain Liquidation Events (as defined in the Certificate of Designation). In addition, each share of Series B Preferred Stock will automatically convert, initially, into one (1) share of common stock on the earliest to occur of (a) any date that is more than 30 trading days after the final closing date of the Offering that the 30 day moving average of the closing price of the common stock on the NASDAQ Capital Market (or any other exchange where the common stock is traded) exceeds $8.00 per share (subject to adjustment in the event of a stock dividend or split), (b) the one (1) year anniversary of the initial closing date of the Offering or (c) upon the majority vote of the voting power of the then outstanding shares of Series B Preferred Stock. The conversion price of the Series B Preferred Stock will be subject to adjustment as described in the Certificate of Designation. The Company is not required to issue any fractional shares of Series B Preferred Stock or common stock in connection with the conversion of Series B Preferred Stock and may, in each case, at the Company’s discretion, pay the holder such amount in cash or deliver an additional whole share in lieu thereof.

Description of Warrants

The Warrants will have an exercise price equal to $2.31, will be immediately exercisable, will have a cashless exercise provision in certain circumstances and will be subject to customary anti-dilution adjustments and adjustments in the event of certain transformative transactions. The Warrants will be exercisable for five (5) years following the final closing date. The Warrants are subject to a provision prohibiting the exercise of such Warrants to the extent that, after giving effect to such exercise, the holder of such Warrant (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates), would beneficially own in excess of 19.99% of the outstanding common stock.

We will also issue warrants exercisable for common stock to the Placement Agent as part of compensation for its services.

Registration Rights

In connection with the Offering, the Company will offer registration rights to each investor that purchased our Series B Preferred Stock pursuant to which the Company will be required to file a registration statement to register the common stock issuable upon the conversion or exercise of the Securities, subject to certain limitations and the terms contained therein. The form of Registration Rights Agreement is attached hereto as Appendix B.

Possible Effects on Rights of Existing Stockholders

Existing stockholders will suffer significant dilution in ownership interests and voting rights as a result of the issuance of the Series B Preferred Stock and the potential issuance of shares of our common stock upon the conversion of the Series B Preferred Stock or the exercise of the Warrants. The Series B Preferred Stock will be senior to our common stock with respect to dividends and liquidation preferences. The holders of Series B Preferred Stock will vote with the holders of common stock and Series A Preferred Stock in any vote on an adjusted as-converted basis. The potential dilution described above does not give effect to (i) the issuance of additional shares of common stock due to potential future anti-dilution adjustments on the Series B Preferred Stock, (ii) the issuance of shares of common stock pursuant to other outstanding options and warrants or (iii) any other future issuances of our common stock. The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

If the Offering has aggregate gross proceeds of at least $10 million, in addition to the effects above, the Series A Preferred Stock will automatically convert into the applicable number of shares of our common stock and the make-whole adjustment will no longer apply to the Series A Preferred Stock pursuant to Sections 4(b) and 5(g), respectively, of the Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock.

Appraisal Rights

Under Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the proposed Offering described in this Proposal 1.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) (the “Nasdaq 20% Rule”) requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The $2.10 price per share of the Series B Preferred Stock may be less than the greater of the book or market value of our common stock immediately before we enter into a Subscription Agreement. In addition, the terms of the Series B Preferred Stock include anti-dilution adjustments that could result in a reduction of the conversion price in the future. We will also issue additional shares to the Placement Agent as compensation under our arrangement with the Placement Agent. If this proposal is approved, the issuance of our common stock upon conversion of the Series B Preferred Stock and exercise of the Warrants may exceed 20% of our common stock outstanding as of the Record Date. We seek your approval of this proposal in order to satisfy the requirements of the Nasdaq 20% Rule with respect to the issuance of the common stock upon conversion of the Series B Preferred Stock and/or exercise of the Warrants.

Furthermore, under Nasdaq Listing Rule 5635(c) (the “Nasdaq Employee Participation Rule”) prior stockholder approval is required to allow officers, directors and employees of the Company to participate in the below market offering. We may allow our officers, directors and employees to participate in the Offering, and therefore we also seek your approval of this proposal in order to satisfy the requirements of the Nasdaq Employee Participation Rule with respect to the participation of our officers, directors and employees in the Offering. Based on indications of interest received to date, we expect subscriptions from our officers, directors and employees to be no more than $500,000 in the aggregate.

In addition, under Nasdaq Listing Rule 5635(b) (the “Nasdaq Change of Control Rule”) prior stockholder approval is required for issuances of securities that will result in a "change of control" of the issuer. Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group of investors acting together would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Following the closing of the Offering, one or more investors in the Offering, assuming the conversion of their Series B Preferred Stock and the exercise of their warrants in full, may own shares of our common stock which represent more than 20% of the total voting power of the Company's voting securities following the closing of the Offering. As the identities of the potential investors in the Offering are currently unknown, additional stockholder approval would be required in order to satisfy the requirements of the Nasdaq Change of Control Rule with respect to the issuance of the common stock upon conversion of the Series B Preferred Stock and/or exercise of the Warrants.

Approval of this proposal will constitute approval pursuant to the Nasdaq 20% Rule and the Nasdaq Employee Participation Rule. The information set forth in this proposal is qualified in its entirety by reference to the actual terms of the Certificate of Designation, Registration Rights Agreement, the Subscription Agreement and the Warrant, attached hereto as Appendices A through D, respectively, and which are incorporated herein by reference. Stockholders are urged to carefully read these documents.

Material Relationships between the Company and the Placement Agent

We have agreed: (i) to pay the Placement Agent a cash commission equal to 9% of the aggregate gross proceeds of the Series B Preferred Stock sold at each closing, subject to certain exceptions; (ii) to grant to the Placement Agent or its designees 5-year warrants to purchase shares of Common Stock equal to 8% of the aggregate number of shares of Preferred Stock sold through their efforts in this Offering at each closing, subject to certain exceptions, at a price per share equal to $2.31, with such warrants containing a cashless exercise provision; (iii) to indemnify the Placement Agent against certain liabilities; and (iv) to reimburse the Placement Agent for certain reasonable and documented expenses.

The Placement Agent also provides general financial advisory service to the Company from time to time pursuant to a separate arrangement. On June 1, 2016, the Company issued 102,430 shares of its common stock to the Placement Agent as compensation for such services in reliance upon an exemption pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The Company has also previously engaged the Placement Agent to act as placement agent in prior private placement transactions, pursuant to which the Company paid the placement agent approximately $2.45 million in fees and expenses, in the aggregate, issued to the Placement Agent warrants to purchase, in the aggregate, 1,179,558 shares of common stock, subject to adjustment, and granted the Placement Agent a right of first refusal with respect to certain future equity offerings.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of common stock and the indications of interest described above. As discussed above under the heading “—Reasons for Stockholder Approval”, if this Proposal No. 1 is approved, our officers, directors and employees may participate in the Offering.

Vote Required

The Offering Proposal will be approved if a majority vote of the shares present in person or represented by proxy and entitled to vote on the matter is cast FOR the proposal. Accordingly, abstentions will be counted as votes cast and, therefore, will have the effect of an “Against” vote of this proposal. Broker non-votes will have no effect on this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the Offering Proposal

PROPOSAL NO. 2

ADJOURNMENT PROPOSAL

If at the Annual Meeting the number of shares of capital stock present or represented and voting in favor of the Offering Proposal is insufficient to approve the Offering, management may move to adjourn, postpone or continue the Annual Meeting in order to enable the Board to continue to solicit additional proxies in favor of the Offering Proposal.

In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If the stockholders approve the Adjournment Proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Offering Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the Offering Proposal have been received, we could adjourn, postpone or continue the Annual Meeting without a vote on the Offering Proposal, and seek to convince the holders of those shares to change their votes to votes in favor of the Offering Proposal.

Vote Required

The Adjournment Proposal will be approved if a majority vote of the shares present in person or represented by proxy and entitled to vote on the matter is cast FOR the proposal. Accordingly, abstentions will be counted as votes cast and, therefore, will have the effect of an “Against” vote of this proposal. Broker non-votes will have no effect on this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the Adjournment Proposal

PROPOSAL NO. 3
ELECTION OF DIRECTORS

Number of Directors

Our Amended and Restated Bylaws provide that the Board of Directors will consist of at least one member, or such other number as may be determined by the Board of Directors or our stockholders. The Board of Directors has fixed the number of directors at six.

Nominees for Director

The Board of Directors has nominated the following six individuals to serve as our directors until the next annual meeting of our stockholders or until their successors are elected and qualified. All of the nominees named below are current members of the Board of Directors.

●	David G. Kalergis
●	Isaac Blech

●	John L. Gainer, Ph.D.

●	Robert Adams

●	Mark T. Giles

●	Alan Levin

Proxies only can be voted for the number of persons named as nominees in this proxy statement, which is six.

If prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board of Directors. Alternatively, the proxies, at the discretion of the Board of Directors, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Information About Current Directors and Board Nominees

The table below sets forth, as of the Record Date, certain information that has been furnished to us by each current director and each individual who has been nominated by the Board of Directors to serve as a director of our company.

Name	Age	Director Since
David G. Kalergis	68	2016
Isaac Blech	67	2016
John L. Gainer, Ph.D.	78	2016
Robert Adams(1)	67	2016
Mark T. Giles(1)	62	2016
Alan Levin(1)	55	2016

________________________

(1)	Current member of the Audit, Compensation and Nominating and Corporate Governance Committees.

Additional Information About Current Directors and Board Nominees

The paragraphs below provide information about each current director and nominee for director, including all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly held companies of which he currently serves as a director or served as a director during the past five years. We believe that all of our director nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of the Board of Directors and its committees; a fit of skills and personality with those of our other directors that helps build a board of directors that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each director and nominee for director also sets forth specific experience, qualifications, attributes and skills that led the Board of Directors to the conclusion that he or she should serve as a director in light of our business and structure.

David G. Kalergis – Mr. Kalergis has served as our Chairman of the Board and Chief Executive Officer since the completion of the Merger. Mr. Kalergis, along with Dr. Gainer, is the Company’s co-founder and has served as a director of Diffusion LLC since its inception in 2001 and as its Chief Executive Officer since 2004. Prior to joining the Diffusion LLC, Mr. Kalergis held positions with the University of Virginia, as the general counsel and director of business development for Pharmaceutical Research Associates, Inc., a pharmaceutical contract research organization, as an intelligence analyst for the U.S. Government and with the law firm Dewey, Ballantine, Bushby, Palmer & Wood, practicing in the areas of corporate finance, public offerings and mergers and acquisitions. In addition, from July 1998 until May 2012, Mr. Kalergis served on the board of directors and audit committee of Virginia National Bank. Mr. Kalergis received a B.A. in psychology, as well as an M.B.A. and J.D., from the University of Virginia, and is a graduate of the Harvard Business School’s Leadership and Strategy in the Pharmaceutical and Biotechnology Industry program.

The Board believes Mr. Kalergis’ perspective and experience as the Chief Executive Officer and a director of Diffusion, as well as his depth of operating and senior management experience in our industry and educational background, provide him with the qualifications to serve as a director.

Isaac Blech – Mr. Blech has served as a director since August 2016. Mr. Blech is a biotechnology entrepreneur and investor. Mr. Blech’s current roles include serving as vice chairman of the board of directors of Edge Therapeutics, Inc., a clinical-stage biotechnology company, founder and director of Cerecor, Inc., a CNS company, director of ContraFect Corporation, an infectious disease company, director of Aevi Genomic Medicine (previously Medgenics, Inc.), a biotechnology company, and vice chairman of InspireMD, a stent company. He is vice chairman of the boards of directors of Centrexion Corporation, a private company which is developing new modalities of pain control, Regenovation, Inc., a private company developing new ways to regenerate human tissue, X4 Pharmaceuticals, a private cancer immunology company, Sapience Therapeutics, a private oncology company, Aridis Pharmaceuticals, a private company with a product to treat pneumonia, WaveGuide Corporation, a private company developing the world’s smallest NMR machine, Alveo, a private company developing a hand held diagnostic device to replace PC, X-VAX Technology, Inc., a private vaccine company whose initial product is a preventative vaccine for Herpes 1 and Herpes 2, SpendSmart Networks, Inc., a private electronic rewards company, and root9B Technologies, a private cyber security company. Mr. Blech earned a B.A. degree from Baruch College in 1975. Mr. Blech was previously a member of the board of directors of the Company prior to the Merger.

The Board believes Mr. Blech’s broad and substantial experience as a founder, director and major investor in numerous biotechnology companies, provide him with the qualifications to serve as a director.

John L. Gainer, Ph.D. – Dr. Gainer has served as a director and as our Chief Scientific Officer since the completion of the Merger in January 2016. Dr. Gainer, along with Mr. Kalergis, is the Company’s co-founder and has served as one of Diffusions LLC’s directors and as its Chief Scientific Officer since its inception in 2001. From 1966 until his retirement in 2005, Dr. Gainer was a professor of chemical engineering at the University of Virginia. During his career, Dr. Gainer authored more than 100 scientific journal articles, including more than 30 published in medical journals, and spent two sabbaticals investigating drug actions and related research at Karolinska Institute in Stockholm and the laboratory of a major pharmaceutical company. He has been a member of the International Society for Oxygen Transport in Tissues since its inception in 1973. Dr. Gainer received a BSChE from West Virginia University, a MS in chemical engineering from the Massachusetts Institute of Technology, and a Ph.D. in chemical engineering from the University of Delaware.

The Board believes Dr. Gainer’s perspective and experience as a director and officer of Diffusion, as well as the depth and breadth of his scientific knowledge, provide him with the qualifications to serve as a director.

Robert Adams – Mr. Adams has served as a director since the completion of the Merger in January 2016 and as a director of Diffusion LLC since 2002. Prior to his retirement in 2015, Mr. Adams was a partner in the intellectual property law firm of Nixon & Vanderhye P.C, where he had practiced for over 25 years, focusing on patent litigation and international patent licensing and negotiations. During that time period, Mr. Adams was lead litigation counsel in more than 50 major intellectual property lawsuits, where he directly handled, for example, all intellectual property valuations and settlements on behalf of his U.S. and foreign clients. Moreover, Mr. Adams served as the head negotiator for a well-known Japanese consumer products company for 15 years in various complicated licensing situations. Those negotiations typically involved the cross-licensing of up to hundreds of U.S. and foreign patent rights. His lead licensing activities on behalf of that client included, among other things, multi-year negotiations with Texas Instruments, Advanced Micro Devices and Freescale. Mr. Adams received a B.A. from the University of Maryland and a J.D. from George Washington University (with honors), and is a member of the Virginia State Bar.

The Board believes Mr. Adams’ perspective and experience as a director of Diffusion, as well as the depth and breadth of his intellectual property experience, provide him with the qualifications to serve as a director.

Mark T. Giles – Mr. Giles has served as a director since the completion of the Merger in January 2016 and as a director of Diffusion LLC since 2008. Since July 2007, Mr. Giles has been the sole managing member of Panda Holdings, LLC, which engages in the investment and management of private capital. Prior to joining Panda Holdings, Mr. Giles served as the Chief Executive Officer of Virginia National Bank from July 1998 until June 2007 and thereafter continued to serve as the non-executive Chairman until December 2011. Prior to joining Virginia National Bank, Mr. Giles also served as the president of two publicly traded bank holding companies and subsidiary banks in Texas and practiced law with the banking group of a Houston law firm. He chairs the board of Expedition Trust Company and is a director of Door to Door Organics, Inc. Mr. Giles received a B.S. from the McIntire School of Commerce at the University of Virginia and a J.D. from the University of Virginia School of Law.

The Board believes Mr. Giles’ perspective and experience as a director of Diffusion, as well as the depth and breadth of his business and legal experience, provide him with the qualifications to serve as a director.

Alan Levin – Mr. Levin has served as a director since the completion of the Merger in January 2016 and as a director of Diffusion LLC since June 2015. He previously served as Executive Vice President and Chief Financial Officer of Endo Health Solutions Inc. (“Endo”), a global specialty healthcare company, from June 2009 until his retirement in September 2013. Prior to joining Endo, Mr. Levin worked with Texas Pacific Group, a leading private equity firm, and one of their start-up investments. Before that, he was Senior Vice President & Chief Financial Officer of Pfizer, Inc. where he worked for 20 years in a variety of executive positions of increasing responsibility, including Treasurer and Senior Vice President of Finance & Strategic Management for the company’s research and development organization. Mr. Levin received a bachelor’s degree from Princeton University and a master’s degree from New York University’s Stern School of Business. Mr. Levin is a certified public accountant. He is a member of the board of directors of Aceto Corp, a NASDAQ-traded company specialized in generics and pharmaceutical intermediate products. He is also a member of the Advisory Board of Auven Therapeutics, a private equity fund; and the Critical Path Institute, a nonprofit collaboration between the Food and Drug Administration and pharmaceutical industry participants focused on streamlining and accelerating the development and regulatory pathways for innovative medicines.

The Board believes that the combination of Mr. Levin’s perspective and experience as a director of Diffusion; his experience in financial reporting, treasury and corporate finance (including his prior positions as chief financial officer of Endo and Pfizer, Inc.); and his executive-level experience in the pharmaceutical industry all provide him with the qualifications and skills to serve as a director.

Board Recommendation

The Board of Directors recommends a vote FOR the election of all six of the nominees for director named in this proxy statement.

PROPOSAL NO. 4
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Change and Selection of Independent Registered Public Accounting Firm

On January 8, 2016, after the completion of the Merger, the Audit Committee of the Board (i) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm effective as of the date of Deloitte’s completion of the audit services for the year ended December 31, 2015 and the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2015 and (ii) appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016. On March 25, 2016, the Company filed its annual report on Form 10-K for the year ended December 31, 2015.

Deloitte was initially engaged by the Company on November 20, 2014 and served as the Company’s independent registered public accounting firm for the year ended December 31, 2015. Deloitte’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2015 did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte’s report includes explanatory paragraphs relating to the ability of the Company to continue as a going concern and the acquisition of Diffusion LLC pursuant to the Merger in January 2016.

During the fiscal year ended December 31, 2015 and the subsequent interim period prior to the Company’s dismissal of Deloitte on March 25, 2016, there were no: (i) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in their report, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended December 31, 2015 and the subsequent interim period prior to the Company’s engagement of KPMG, neither the Company nor anyone acting on its behalf consulted KPMG regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

Representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions.  They also will have an opportunity to make a statement if they wish to do so.

Independent Auditor’s Fees

As we did not engage KPMG as our independent registered public accounting firm until after the completion of the Merger in January 2016, KPMG did not bill us for professional services during the year ended December 31, 2015. Accordingly, the table below presents fees billed to us for professional services rendered by KPMG, our current independent registered public accounting firm, for the year ended December 31, 2016 and by Deloitte, our former independent registered public accounting firm, for the year ended December 31, 2015.

	Aggregate Amount Billed
	2016	2015
Audit Fees(1)	$605,146	$223,000
Audit-Related Fees	$0	$0
Tax Fees(2)	$22,997	$0
All Other Fees	$0	$0

________________________

(1)

Audit fees for 2016 consisted of fees payable to KPMG for the audit of our annual financial statements and the review of our quarterly financial information for the year ended December 31, 2016 and the audit of our annual financial statements for the year ended December 31, 2015. Audit fees for 2015 consisted of fees payable to Deloitte for the audit of our annual financial statements and the review of our quarterly financial information for the year ended December 31, 2015.

(2)	Tax Fees for 2016 consisted of fees payable to KPMG for NOL analysis performed through December 31, 2016.

Pre-Approval Policies and Procedures

The Audit Committee has adopted procedures pursuant to which all audit, audit-related and tax services and all permissible non-audit services provided by our independent registered public accounting firm must be pre-approved by the Audit Committee. All services rendered by KPMG during 2016 were permissible under applicable laws and regulations and were approved in advance by the former Audit Committee in accordance with the rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002 other than de minimis non-audit services allowed under applicable law.

Vote Required

The Ratification of Selection of Independent Registered Public Accounting Firm will be approved if a majority vote of the shares present in person or represented by proxy and entitled to vote on the matter is cast FOR the proposal. Accordingly, abstentions will be counted as votes cast and, therefore, will have the effect of an “Against” vote of this proposal. Broker non-votes will have no effect on this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017.

PROPOSAL NO. 5
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

The Board is providing our stockholders with an advisory vote on executive compensation pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and Section 14A of the Exchange Act. This advisory vote, commonly known as a “say-on-pay” vote, is a non-binding vote on the compensation paid to our named executive officers as described in this proxy statement under the heading “Executive Compensation”, including the Summary Compensation Table and the other related tables and narrative disclosure. In general, our executive compensation program during the year ended December 31, 2016 was designed to, among other things, attract and retain executives who are important to the success of our company and the creation of value for our stockholders, create stockholder value by aligning executives’ interests with stockholders’ interests and motivate and reward our executives for the achievement of company and individual performance objectives, the creation of stockholder value in the short and long term and their contributions, in general, to the success of our company by supporting a “pay-for-performance” philosophy.

Please read the “Executive Compensation” section of this proxy statement. That section of this proxy statement, which includes compensation tables and related narrative discussion, describes the compensation programs and policies for our named executive officers and the executive compensation decisions made by the Compensation Committee and the Board in 2016.

Important considerations include:

●	During 2016, we engaged an independent consulting firm, Radford, to assist us in designing our executive compensation program.

●

We closely monitored the compensation policies and practices of other life-sciences companies with market capitalizations, revenues and organizational sizes similar to ours, with the objective of providing our executives total cash compensation and total direct compensation at the 25th percentile of companies in our peer group, which we believe is fair to our executives and our stockholders.

●

To motivate our executives and align their interests with those of our stockholders, we provided our executives stock options, which vest over a period of three years, linking our executives’ long-term compensation with the long-term price performance of our common stock, and providing a substantial retention incentive.

●	We did not provide tax “gross-up” payments.

●	We did not provide our executives substantial perquisites, supplemental retirement benefits, defined benefit pension arrangements, nonqualified defined contribution or other deferred compensation.

●

Our insider trading policy prohibits executive officers from engaging in hedging or monetization transactions, holding Diffusion securities in a margin account and engaging in significant pledging transactions.

●	We had (and have) an independent Compensation Committee that makes executive compensation decisions.

We are requesting stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement. This “say-on-pay” vote gives our stockholders the opportunity to express their views on our executive compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement. We currently seek the advisory vote of our stockholders to approve the compensation of our named executive officers on an annual basis and currently expect that the next such advisory vote will be held at our 2018 Annual Meeting of stockholders.

Proposed Resolution

Accordingly, the Board of Directors unanimously recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of Diffusion Pharmaceuticals Inc. hereby approve, on an advisory basis, the compensation paid to the named executive officers during the year ended December 31, 2016, as described in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation” section, the Summary Compensation Table, and the other related tables and narrative disclosure.

As this is an advisory vote, the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our named executive officers, or otherwise. However, the Compensation Committee and the Board will take into account the outcome of the vote when considering future executive compensation decisions.

Vote Required

The Advisory Vote on Executive Compensation will be approved if a majority vote of the shares present in person or represented by proxy and entitled to vote on the matter is cast FOR the proposal. Accordingly, abstentions will be counted as votes cast and, therefore, will have the effect of an “Against” vote of this proposal. Broker non-votes will have no effect on this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR approval, on an advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement.

CORPORATE GOVERNANCE

Introduction

Our common stock is currently listed for quotation on the NASDAQ Capital Market under the symbol “DFFN.” As required by the Listing Rules of The NASDAQ Stock Market, the Board has adopted certain governance standards, including its standard of independence.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines, a copy of which can be found on the Investor Relations—Corporate Governance section of our corporate website at www.diffusionpharma.com. Among the topics addressed in our Corporate Governance Guidelines are:

● Board size, composition and qualifications;

● Selection of directors;

● Board leadership;

● Board committees;

● Board and committee meetings;

● Executive sessions of outside directors;

● Meeting attendance by directors and non-directors;

● Appropriate information and access;

● Ability to retain advisors;

● Conflicts of interest and director independence;

● Board interaction with corporate constituencies;

● Stock ownership by directors and executive officers;

● Retirement and term limits;

● Retirement and resignation policy;

● Board compensation;

● Loans to directors and executive officers;

● Chief Executive Officer evaluation;

● Board and committee evaluations;

● Director continuing education;

● Succession planning;

● Related person transactions;

●Communication with directors

● Director attendance at annual meetings of stockholders; and

● Change of principal occupation and board memberships.

Director Independence

The Board has determined that four of our six current directors — Isaac Blech, Robert Adams, Mark T. Giles and Alan Levin — are “independent directors” under the Listing Rules of The NASDAQ Stock Market. The Listing Rules of The NASDAQ Stock Market provide a non-exclusive list of persons who are not considered independent. For example, under these rules, a director who is, or during the past three years was, employed by Diffusion or by any parent or subsidiary of Diffusion, other than prior employment as an interim chairman or Chief Executive Officer, would not be considered independent. No director qualifies as independent unless the Board affirmatively determines that the director does not have a material relationship with the listed company that would interfere with the exercise of independent judgment. In making an affirmative determination that a director is an “independent director,” the Board reviewed and discussed information provided by these individuals and by us with regard to each of their business and personal activities as they may relate to us and our management. Mr. Kalergis and Dr. Gainer are not considered independent due to their executive officer positions with the Company.

Board Leadership Structure

The Board believes that our stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, under our Corporate Governance Guidelines, the office of Chairman of the Board and Chief Executive Officer may or may not be held by one person. The Board believes it is best not to have a fixed policy on this issue and that it should be free to make this determination based on what it believes is best under the circumstances.

Currently, David G. Kalergis serves as both the Chairman of the Board and as our Chief Executive Officer. The Board believes that it is currently in the best interests of the Company's stockholders to combine these offices as it promotes information flow between management and the Board, effective decision making and an alignment of corporate strategy. However, the Board strongly endorses the concept of an independent director being in a position of leadership for the rest of the outside directors.  Under our Corporate Governance Guidelines, if at any time the Chief Executive Officer and Chairman of the Board positions are held by the same person, the Board, upon recommendation of the Nominating and Corporate Governance Committee, will elect an independent director as a lead independent director. Mark T. Giles currently serves as our lead independent director. In addition, Isaac Blech, also an independent director, serves as the Vice Chairman of the Board.

Executive Sessions

At each regular meeting of the Board, our independent directors meet in executive session with no company management present during a portion of the meeting. Mr. Giles as our lead independent director presides over these executive sessions and serves as a liaison between the independent directors and our Chief Executive Officer.

Board Meetings and Attendance

The Board held 11 meetings during 2016. Each of the directors on the Board during 2016 attended 75 percent or more of the aggregate meetings of the Board and all committees on which he served for the period during 2016 in which he served as a director. In addition, the Company’s directors are expected to attend annual meetings of stockholders, and all of the Company's directors who were serving as directors at the time of the 2016 annual meeting attended the 2016 annual meeting of stockholders or participated telephonically.

Board Committees

The Board has three standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these committees has the composition and responsibilities described below. The Board from time to time may establish other committees to facilitate the management of our company and may change the composition and the responsibilities of our existing committees. Each of our three standing committees has a charter which can be found on the Investor Relations—Corporate Governance section of our corporate website at www.diffusionpharma.com. Messrs. Adams, Giles and Levin currently serve as the members of all three of our standing committees. Mr. Adams is the chairman of the Compensation Committee, Mr. Giles is the chairman of the Nominating and Corporate Governance Committee and Mr. Levin is the chairman of the Audit Committee.

Audit Committee

Responsibilities.  The primary responsibilities of the Audit Committee include:

●

overseeing our accounting and financial reporting processes, systems of internal control over financial reporting and disclosure controls and procedures on behalf of the Board and reporting the results or findings of its oversight activities to the Board;

●

having sole authority to appoint, retain and oversee the work of our independent registered public accounting firm and establishing the compensation to be paid to the independent registered public accounting firm;

●

establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and/or or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

●

reviewing and pre-approving all audit services and permissible non-audit services to be performed for us by our independent registered public accounting firm as provided under the federal securities laws and rules and regulations of the SEC; and

●

overseeing our system to monitor and manage risk, and legal and ethical compliance programs, including the establishment and administration (including the grant of any waiver from) a written code of ethics applicable to each of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

The Audit Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition and Audit Committee Financial Expert. The current members of the Audit Committee are Messrs. Adams, Giles and Levin.  Mr. Levin is the chair of the Audit Committee.

Each current member of the Audit Committee qualifies as “independent” for purposes of membership on audit committees under the Listing Rules of The NASDAQ Stock Market and the rules and regulations of the SEC and is “financially literate” under the Listing Rules of The NASDAQ Stock Market. In addition, the Board has determined that Mr. Levin qualifies as an “audit committee financial expert” as defined by the rules and regulations of the SEC and meets the qualifications of “financial sophistication” under the Listing Rules of The NASDAQ Stock Market as a result of his experience in senior financial positions. Stockholders should understand that these designations related to the Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters are disclosure requirements of the SEC and The NASDAQ Stock Market and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board.

Meetings. The Audit Committee met 8 times during 2016.

Processes and Procedures for Complaints. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the submission by our employees, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters. Our personnel with such concerns are encouraged to discuss their concerns with their supervisor first, who in turn will be responsible for informing our Chief Executive Officer of any concerns raised. If an employee prefers not to discuss a particular matter with his or her own supervisor, the employee may instead discuss such matter with our Chief Executive Officer. If an individual prefers not to discuss a matter with the Chief Executive Officer or if the Chief Executive Officer is unavailable and the matter is urgent, the individual is encouraged to contact the Chair of the Audit Committee, Alan Levin.

Compensation Committee

Responsibilities. The primary responsibilities of the Compensation Committee include:

●

determining the annual salaries, incentive compensation, long-term incentive compensation, special or supplemental benefits or perquisites and any and all other compensation applicable to our Chief Executive Officer and other executive officers;

●

determining any revisions to corporate goals and objectives with respect to compensation for our Chief Executive Officer and other executive officers and establishing and leading a process for the full Board to evaluate the performance of our Chief Executive Officer and other executive officers in light of those goals and objectives;

●

administering our equity-based compensation plans, including determining specific grants of options and other awards for executive officers and other employees under our equity-based compensation plans;

●

reviewing and discussing with our Chief Executive Officer and reporting periodically to the Board plans for executive officer development and corporate succession plans for the Chief Executive Officer and other key executive officers and employees; and

●	establishing and leading a process for determination of the compensation applicable to the non-employee directors on the Board.

The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition. The current members of the Compensation Committee are Messrs. Adams, Giles and Levin.  Mr. Adams is the chair of the Compensation Committee. Each of the three current members of the Compensation Committee is an “independent director” under the Listing Rules of The NASDAQ Stock Market and a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

Meetings. The Compensation Committee met 16 times during 2016.

Processes and Procedures for Consideration and Determination of Executive Compensation. As mentioned above, the Compensation Committee has authority to determine all compensation applicable to our executive officers. In setting executive compensation for our executive officers, the Compensation Committee considers, among other things, the following primary factors: each executive’s position within the company and the level of responsibility; the ability of the executive to affect key business initiatives; the executive’s individual experience and qualifications; compensation paid to executives of comparable positions by companies similar to our company; company and individual performance; the executive’s current and historical compensation levels; recommendations of our Chief Executive Officer and input from the Compensation Committee’s independent consulting firm, Radford.

In making decisions regarding the form and amount of compensation to be paid to our executive officers (other than our Chief Executive Officer), the Compensation Committee considers and gives weight to the recommendations of our Chief Executive Officer recognizing that due to his reporting and otherwise close relationship with each executive, the Chief Executive Officer often is in a better position than the Compensation Committee to evaluate the performance of each executive (other than himself). In making decisions regarding the form and amount of compensation to be paid to our Chief Executive Officer, the Compensation Committee considers the recommendation of the Chief Executive Officer with respect to his own compensation and the Compensation Committee’s own assessment of the Chief Executive Officer’s annual performance and input from other Board members. The Compensation Committee meets in executive session regularly and makes all executive compensation decisions without the presence of the Chief Executive Officer or any executive or employee of our company.

The Compensation Committee has retained the services of Radford to provide advice with respect to executive compensation. Radford was engaged directly by the Compensation Committee in 2016 and did not advise our management and only worked with management with the express permission of the Compensation Committee. Radford did not provide any services to our company in 2016 other than those for which it was retained by the Compensation Committee. Radford’s engagement by the Compensation Committee includes reviewing and advising on all significant aspects of executive compensation. This includes base salaries, short-term cash incentives and long-term equity incentives for our executives, and cash compensation and long-term equity incentives for our non-employee directors. In so doing, at the request of the Compensation Committee, Radford recommended a peer group of companies, collected relevant market data from these companies to allow the Compensation Committee to compare elements of our executive compensation program to those of our peers and made other recommendations to the Compensation Committee regarding certain aspects of our executive compensation program. In making decisions regarding the form and amount of compensation to be paid to our executives, the Compensation Committee considers the information gathered by, and the recommendations of, Radford.

Processes and Procedures for Consideration and Determination of Director Compensation. The Board has delegated to the Compensation Committee the responsibility, among other things, to establish and lead a process for determination of compensation payable to our non-employee directors. The Compensation Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board, which then makes the final decisions.

In making decisions regarding compensation to be paid to our non-employee directors, the Board considers the recommendations of Radford, but also other factors, such as its own views as to the form and amount of compensation to be paid, the current and anticipated time demands placed on non-employee directors and other factors that may be relevant.

Nominating and Corporate Governance Committee

Responsibilities. The primary responsibilities of the Nominating and Corporate Governance Committee are:

●	identifying individuals qualified to become Board members;

●	recommending director nominees for each annual meeting of our stockholders and director nominees to fill any vacancies that may occur between meetings of stockholders;

●

being aware of best practices in corporate governance and developing and recommending to the Board a set of corporate governance standards to govern the Board, its committees, our company and our employees in the conduct of our business and affairs; and

●	developing and overseeing a Board and Board committee evaluation process.

The Nominating and Corporate Governance Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition. The current members of the Nominating and Corporate Governance Committee are Messrs. Adams, Giles and Levin. Mr. Giles is the chair of the Nominating and Corporate Governance Committee. Each of the three current members of the Nominating and Corporate Governance Committee is an “independent director” within the meaning of the Listing Rules of The NASDAQ Stock Market.

Meetings. The Nominating and Corporate Governance Committee met 6 times during 2016.

Director Nominations Process

In selecting nominees for the Board, the Nominating and Corporate Governance Committee first determines whether the incumbent directors are qualified to serve, and wish to continue to serve, on the Board. The Nominating and Corporate Governance Committee believes that our company and stockholders benefit from the continued service of qualified incumbent directors because those directors have familiarity with and insight into our company’s affairs that they have accumulated during their tenure with Diffusion. Appropriate continuity of Board membership also contributes to the Board’s ability to work as a collective body. Accordingly, it is the practice of the Nominating and Corporate Governance Committee, in general, to re-nominate an incumbent director at the upcoming annual meeting of stockholders if the director wishes to continue his or her service with the Board, the director continues to satisfy the Nominating and Corporate Governance Committee’s criteria for membership on the Board, the Nominating and Corporate Governance Committee believes the director continues to make important contributions to the Board and there are no special, countervailing considerations against re-nomination of the director.

In identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee intends to first solicit recommendations for nominees from persons whom the Nominating and Corporate Governance Committee believes are likely to be familiar qualified candidates having the qualifications, skills and characteristics required for Board nominees from time to time. Such persons may include members of the Board and senior management of Diffusion. In addition, the Nominating and Corporate Governance Committee may engage a search firm to assist it in identifying qualified candidates. The Nominating and Corporate Governance Committee then intends to review and evaluate each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, any qualifications or criteria for Board membership established by the Nominating and Corporate Governance Committee, the existing composition of the Board and other factors that it deems relevant. In conducting its review and evaluation, the Nominating and Corporate Governance Committee may solicit the views of our management, other Board members and any other individuals it believes may have insight into a candidate. The Nominating and Corporate Governance Committee may designate one or more of its members and/or other Board members to interview any proposed candidate.

The Nominating and Corporate Governance Committee will consider recommendations for the nomination of directors submitted by our stockholders. The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended as stated above.

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Nominating and Corporate Governance Committee to recommend the candidate to the Board. The Nominating and Corporate Governance Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of the Company and the Board. However, in evaluating candidates, there are a number of criteria that the Nominating and Corporate Governance Committee generally views as relevant and is likely to consider. Some of these factors include:

●	whether the candidate is an “independent director” under applicable independence tests under the federal securities laws and rules and regulations of the SEC;

●	whether the candidate is “financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee;

●	whether the candidate is an “audit committee financial expert” under the rules and regulations of the SEC;

●	the needs of the Company with respect to the particular talents and experience of our directors;

●	the personal and professional integrity and reputation of the candidate;

●	the candidate’s level of education and business experience;

●	the candidate’s business acumen;

●	the candidate’s level of understanding of our business and industry and other industries relevant to our business;

●	the candidate’s ability and willingness to devote adequate time to the work of the Board and its committees;

●

the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board of directors that is effective, collegial and responsive to the needs of our company;

●	whether the candidate possesses strategic thinking and a willingness to share ideas;

●	the candidate’s diversity of experiences, expertise and background; and

●	the candidate’s ability to represent the interests of all stockholders and not a particular interest group.

While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee will consider the factors above, including the candidate’s diversity of experiences, expertise and background. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, expertise and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Board Oversight of Risk

The Board as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. The areas of risk that we focus on include regulatory, operational, financial (accounting, credit, liquidity and tax), legal, compensation, competitive, health, safety and environment, economic, political and reputational risks.

The standing committees of the Board oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to our company. The Compensation Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements, and management succession planning. The Nominating and Corporate Governance Committee oversees risks relating to our corporate governance matters and policies and director succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for our company. The involvement of the full Board in setting our business strategy is a key part of the Board’s assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for our company.

We believe our current Board leadership structure is appropriate and helps ensure proper risk oversight for our company for a number of reasons, including: (1) general risk oversight by the full Board in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an on-going basis the implementation of our key business strategies; (2) more detailed oversight by our standing Board committees that are currently comprised of and chaired by our independent directors and (3) the focus of our Chairman of the Board on allocating appropriate Board agenda time for discussion regarding the implementation of our key business strategies and specifically risk management.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to all of our directors, executive officers and other employees, and meets the requirements of the SEC. A copy of our Code of Business Conduct and Ethics will be available on the Investor Relations—Corporate Governance—Code of Business Conduct and Ethics section of our corporate website at www.diffusionpharma.com.

Audit Committee Report

This report is furnished by the Audit Committee of the Board with respect to our financial statements for the year ended December 31, 2016.

One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2016 with our management. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with KPMG, our independent registered public accounting firm for the year ended December 31, 2016, the matters required to be discussed under Public Company Accounting Oversight Board standards. The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence. The Audit Committee has discussed with KPMG its independence and concluded that the independent registered public accounting firm is independent from our company and our management.

Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2016 be included in our annual report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

This report is dated as of April 17, 2017.

Audit Committee
Alan Levin, Chair
Robert Adams
Mark T. Giles

Policy Regarding Director Attendance at Annual Meetings of Stockholders

It is the policy of the Board that directors standing for re-election should attend our annual meeting of stockholders, if their schedules permit.

Process Regarding Stockholder Communications with Board of Directors

Stockholders may communicate with the Board or any one particular director by sending correspondence, addressed to our Secretary, Diffusion Pharmaceuticals Inc., 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902, with an instruction to forward the communication to the Board or one or more particular directors. Our Secretary will forward promptly all such stockholder communications to the Board of Directors or the one or more particular directors, with the exception of any advertisements, solicitations for periodical or other subscriptions and other similar communications.

DIRECTOR COMPENSATION

Overview of Director Compensation Program

As described in more detail under the heading “The Board, Its Committees and Corporate Governance—Compensation Committee—Responsibilities,” the Board has delegated to the Compensation Committee the responsibility, among other things, to establish and lead a process for the determination of compensation payable to our non-employee directors. The Compensation Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board, which then makes final decisions regarding such compensation.

The principal elements of our director compensation program for 2016 included:

●	cash compensation in the form of annual cash retainers; and

●	long-term equity-based incentive compensation, in the form of stock options.

We do not compensate our employee directors, Mr. Kalergis and Dr. Gainer, separately for serving on the Board. In addition, pursuant to the option agreement between the Company and Mr. Blech described below, Mr. Blech also does not receive the long-term incentive compensation and annual retainers otherwise payable to our non-employee directors.

Cash Compensation

The non-employee members of the Board were entitled to the following cash retainers for services in 2016:

Description	Annual Cash Retainer
Board Member	$32,500
Lead Independent Director of the Board	$3,000
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Nominating and Corporate Governance Committee Chair	$7,000
Audit Committee Member (other than Chair)	$6,000
Compensation Committee Member (other than Chair)	$5,000
Nominating and Corporate Governance Committee Member (other than Chair)	$3,000

The annual cash retainers are paid on a quarterly basis in arrears at the end of each calendar quarter. For example, the retainers paid at the end of the first calendar quarter are for the period from January 1 through March 31. The Compensation Committee has also reserved the right to make all or a portion of such payments in the form of equity rather than cash under certain conditions. During the fiscal year 2016, all retainers were paid in options to purchase shares of our common stock. The shares underlying such option grants are scheduled to vest in equal parts each month over the 36 month period following the grant date.

Long-Term Equity-Based Incentive Compensation

In addition to cash compensation, our non-employee directors receive long-term equity-based incentive compensation in the form of options to purchase shares of our common stock. Upon a non-employee director’s initial appointment to the Board, he or she shall receive a stock option award valued at $100,000 vesting in equal annual installments over three years. In addition, each non-employee director receives annually a stock option award valued at $50,000 vesting in equal monthly installments over three years (unless otherwise provided by the Compensation Committee). All such options have a ten-year term and an exercise price equal to the fair market value of our common stock on the grant date.

See the Director Compensation Table under the heading “—Summary Director Compensation Table for Fiscal 2016” for a summary of all options granted to our non-employee directors during the year ended December 31, 2016. See note 3 to the Director Compensation Table under the heading “—Summary Director Compensation Table for Fiscal 2016” for a summary of all options to purchase shares of our common stock held by our non-employee directors as of December 31, 2016.

Blech Option Agreement

In connection with his appointment to the Board on August 11, 2016 and in lieu of the compensation otherwise payable to our non-employee directors as described above, Mr. Blech was granted on August 31, 2016 a one-time stock option grant to purchase 204,907 shares of our common stock, which shares shall vest in equal quarterly installments over 10 years beginning September 30, 2016 (the “Blech Option Grant”). Mr. Blech generally has agreed not to sell any of the shares issuable upon exercise of the Blech Option Grant until August 11, 2021.

Indemnification Agreements

We have entered into agreements with each of the members of the Board under which we are required to indemnify them against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he or she is or was one of our directors. We will be obligated to pay these amounts only if the director acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests. With respect to any criminal proceeding, we will be obligated to pay these amounts only if the director had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.

Summary Director Compensation Table for Fiscal 2016

The table below provides summary information concerning the compensation of each individual who served as a director of the Company during the year ended December 31, 2016, other than David G. Kalergis, our Chief Executive Officer, and John L. Gainer, Ph.D., our Chief Scientific Officer.

DIRECTOR COMPENSATION

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Isaac Blech	$0	$1,640,603	$0	$1,640,603
Mark T. Giles	$0	$76,263	$0	$76,263
Alan Levin	$0	$76,263	$0	$76,263
Robert Adams	$0	$76,263	$0	$76,263

________________________

(1)

Sol J. Barer, Ph.D., Rex Bright and Nelson K. Stacks served as non-employee directors on the Board prior to the consummation of the Merger on January 8, 2016 but did not receive any compensation during 2016 for such service.

(2)

The amounts shown in this column reflect the grant date fair value of option awards granted during 2016, calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), determined without regard to forfeitures. See the assumptions used in the Black‑Scholes model in the notes to the audited financial statements included in our Annual Report on Form 10‑K for the year ended December 31, 2016. The amount includes both long-term equity-based incentive compensation and option grants in lieu of cash retainers as described above under “—Cash Compensation.”

Executive Officers

Set forth below is a table identifying the Company’s current executive officers. Biographical information for Mr. Kalergis and Dr. Gainer is set forth above under the heading under the heading “Proposal No. 1 Election of Directors—Information About Current Directors and Board Nominees.”

Name	Age	Position
David G. Kalergis	68	Chief Executive Officer
John L. Gainer, Ph.D.	78	Chief Scientific Officer
Ben L. Shealy	59	Senior Vice President – Finance, Treasurer & Secretary
Thomas Byrne	60	General Counsel

Ben L. Shealy – Mr. Shealy serves as our Senior Vice President – Finance, Treasurer and Secretary. Mr. Shealy was appointed Senior Vice President – Finance, Treasurer and Secretary in connection with the completion of the Merger. Mr. Shealy has served as Diffusion LLC’s Senior Vice President – Finance and Treasurer, since December 2015, and prior to that had served as Diffusion LLC’s Chief Financial Officer since 2004. Prior to joining Diffusion LLC, Mr. Shealy spent more than 20 years in the financial management industry focusing on private and public corporate financings, including serving as the Vice President of REBAR Inc. and positions with Donaldson, Lufkin & Jenrette, Prudential-Bache Capital Funding and the John Hancock Derivatives Group. Mr. Shealy received a B.S. in accounting from San Jose State University, an M.B.A. in finance from Columbia University and is a CFA Charter holder.

Thomas Byrne – Mr. Byrne was appointed as our General Counsel in connection with the completion of the Merger. Mr. Byrne served as a director of Diffusion LLC from 2001 to January 2016, as a director of the Company from January 2016 until April 2016 and has served as Diffusion LLC’s Secretary and Director of Patent Strategy since 2007. Prior to joining Diffusion LLC, Mr. Byrne served in in-house counsel positions at both Genentech Inc. and Amgen Inc., where he co-invented the erythropoiesis stimulating agent darbepoietin alpha (Aranesp®). From 1992 to 2000, he was a partner in the intellectual property law firm of Nixon and Vanderhye P.C. Mr. Byrne also currently acts as a consultant for start-up biotechnology companies on intellectual property, contract and business issues. He received a B.S. in chemical engineering and nuclear engineering, as well as a J.D., from the University of Virginia, and an M.S. in biochemical engineering from Yale University.

EXECUTIVE COMPENSATION

Merger with Diffusion Pharmaceuticals LLC

Effective immediately prior to the Effective Time of the Merger with Diffusion Pharmaceuticals LLC on January 8, 2016, the Company’s board of directors accepted the resignations of Stephen M. Simes as Chief Executive Officer, Phillip B. Donenberg as Chief Financial Officer and Secretary, and Mark A. Weinberg, M.D. as Senior Vice President, Clinical Development (collectively, the “Pre-Merger Officers”). Following the completion of the Merger, David G. Kalergis, John L. Gainer and Ben L. Shealy were appointed as the Company’s Chief Executive Officer, Chief Scientific Officer and Senior Vice President – Finance, Treasurer and Secretary, respectively. As a result, the following discussion of executive compensation relates to the compensation of our current named executive officers, Mr. Kalergis, Dr. Gainer and Mr. Shealy, for the year ended December 31, 2016 and, in accordance with and to the extent required by Item 402 of Regulation S-K promulgated under the Exchange Act, the compensation of the Pre-Merger Officers for the years ended December 31, 2016 and December 31, 2015.

Summary Compensation Table

The table below provides summary compensation information concerning all compensation awarded to the individuals that served as our named executive officers during the years ended December 31, 2016 and December 31, 2015 (as applicable).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary		Bonus	OptionAwards (1)	All OtherCompensation(2)	Total
David G. Kalergis	2016	$244,144		$0	$410,240	$96,000	$750,384
Chief Executive Officer

John L. Gainer, Ph.D.	2016	$191,740		$0	$146,209	$82,615	$420,564
Chief Scientific Officer

Ben L. Shealy	2016	$152,225		$0	$107,892	$62,359	$322,476
Senior Vice President – Finance, Treasurer & Secretary

Stephen M. Simes	2016	$9,316	(3)	$0	$0	$1,401,076	$1,410,392
Former Chief Executive Officer	2015	$425,000		$0	$0	$8,571	$433,571

Phillip B. Donenberg(4)	2016	$7,343	(3)	$0	$0	$1,192,883	$1,200,226
Former Chief Financial Officer	2015	$335,000		$0	$0	6,732	341,732

Mark A. Weinberg, M.D.	2016	$7,825	(3)	$0	$0	$535,500	$543,325
Former Senior Vice President, Clinical Development	2015	$357,000		$0	$0	$1,787	$358,787

________________________

(1)

The amounts shown in this column reflect the grant date fair value of option awards granted during the applicable year, calculated in accordance with the provisions of ASC Topic 718 and determined without regard to forfeitures. See the assumptions used in the Black‑Scholes model in the notes to the audited financial statements included in our Annual Report on Form 10‑K for the year ended December 31, 2016.

(2)

Represents annual cash incentive bonus paid to Messrs. Kalergis, Gainer and Shealy in March 2017 for service in 2016 in the amount of $96,000, $79,000 and $58,000, respectively. The amounts reported in this column for Mr. Shealy and Dr. Gainer also represent 401(k) Plan matching contributions by the Company for the applicable year. The amounts reported in this column for Messrs. Simes and Donenberg and Dr. Weinberg represent the total non-equity severance benefits paid or payable to them ($1,360,000, $971,500 and $535,500, respectively) as a result of their respective terminations of employment in connection with the Merger and monthly COBRA premium reimbursements, as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” In addition, the amount reported in this column for Mr. Donenberg includes the consulting fees he received during 2016 ($208,923) pursuant to his consulting agreement with Diffusion LLC.

(3)	The amounts reported represent salaries earned by Messrs. Simes, Donenberg and Weinberg from January 1 to January 8, 2016 prior to the consummation of the Merger based on their employment agreements.

(4)

Mr. Donenberg served as the Chief Financial Officer of the Company prior to the consummation of the Merger. The compensation noted in the table above is comprised of Mr. Donenberg’s severance as described below under the heading “—Post-Termination Severance and Change in Control Arrangements—Pre-Merger Officers” as well as fees paid to Mr. Donenberg pursuant to his consulting agreement with the Company as described below under the heading “—Employment Agreements.”

Employment Agreements

David G. Kalergis, Chief Executive Officer. Effective September 6, 2016, we entered into an employment agreement with Mr. Kalergis pursuant to which he serves as our Chief Executive Officer. The employment agreement has an indefinite term. Mr. Kalergis is entitled to an annual base salary of $410,000, subject to increase at the discretion of the Board. Mr. Kalergis has the opportunity to earn a target annual bonus of 45 percent of his base salary. The Board may, in its discretion, pay a portion of Mr. Kalergis’ annual salary and annual bonus in the form of equity or equity-based compensation, provided that commencing with the year following the year in which a “change of control” (as defined in the employment agreement) occurs, Mr. Kalergis’ entire base salary and annual bonus will be paid in cash. For 2016, the cash portion of Mr. Kalergis’ base salary was $214,000. The employment agreement contains certain severance and change of control provisions as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” The employment agreement also contains certain non-competition and non-solicitation provisions (each applicable during employment and for 24 months thereafter), as well as confidentiality and non-disparagement provisions (each applicable during employment and at all times thereafter).

John L. Gainer, Chief Scientific Officer. Effective October 18, 2016, we entered into an employment agreement with Dr. Gainer pursuant to which he serves as our Chief Scientific Officer. The employment agreement has an indefinite term. Dr. Gainer is entitled to an annual base salary of $340,000, subject to increase at the discretion of the Board. Dr. Gainer has the opportunity to earn a target annual bonus of 35 percent of his base salary. The Board may, in its discretion, pay a portion of Dr. Gainer’s annual salary and annual bonus in the form of equity or equity-based compensation, provided that commencing with the year following the year in which a “change of control” (as defined in the employment agreement) occurs, Dr. Gainer’s entire base salary and annual bonus will be paid in cash. For 2016, the cash portion of Dr. Gainer’s base salary was $180,705. The employment agreement contains certain severance and change of control provisions as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” The employment agreement also contains certain non-competition and non-solicitation provisions (each applicable during employment and for 18 months thereafter), as well as confidentiality and non-disparagement provisions (each applicable during employment and at all times thereafter).

Ben L. Shealy, Senior Vice President – Finance, Treasurer and Secretary. Effective October 12, 2016, we entered into an employment agreement with Mr. Shealy pursuant to which he serves as our Senior Vice President – Finance, Treasurer and Secretary. The employment agreement has an indefinite term. Mr. Shealy is entitled to an annual base salary of $231,000, subject to increase at the discretion of the Board. Mr. Shealy has the opportunity to earn a target annual bonus of 25 percent of his base salary. The Board may, in its discretion, pay a portion of Mr. Shealy’s annual salary and annual bonus in the form of equity or equity-based compensation, provided that commencing with the year following the year in which a “change of control” (as defined in the employment agreement) occurs, Mr. Shealy’s entire base salary and annual bonus will be paid in cash. For 2016, the cash portion of Mr. Shealy’s base salary was $145,000. The employment agreement contains certain severance and change of control provisions as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” The employment agreement also contains certain non-competition and non-solicitation provisions (each applicable during employment and for 18 months thereafter), as well as confidentiality and non-disparagement provisions (each applicable during employment and at all times thereafter).

Phillip B. Donenberg, Former Chief Financial Officer. On January 8, 2016 we entered into a consulting agreement with Phillip B. Donenberg pursuant to which Mr. Donenberg served as an SEC compliance and financial adviser to the Company. Mr. Donenberg served as a consultant from January 8, 2016 to August 2016 and received $175 per hour for his services and $14,935 for reimbursement of certain expenses. Under the consulting agreement, Mr. Donenberg was not entitled to participate in any employee benefit plan, program or arrangement sponsored by the Company, but was subject to our standard employee restrictive covenants. Mr. Donenberg was entitled to COBRA premium reimbursement pursuant to his previously terminated employment agreement as described in the Summary Compensation Table above. During the year ended December 31, 2016, we paid Mr. Donenberg approximately $208,923 under the consulting agreement.

Other Compensatory Arrangements

The Compensation Committee administers the Company’s 2015 Equity Incentive Plan, as amended, in which our named executive officers participate, the bonus payments made to our named executive officers provided for in the employment agreements discussed above under the heading”—Employment Agreements” and any other compensation-related matters as they otherwise determine in their discretion. The shares underlying the option grants made in 2016 to the named executive officers vest in equal parts each month until fully vested on the third anniversary of the grant date.

Indemnification Agreements

We have entered into agreements with each of our former and current named executive officers named in this proxy statement under which we are required to indemnify them against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he or she is or was one of our executive officers. We will be obligated to pay these amounts only if the executive officer acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests.  With respect to any criminal proceeding, we will be obligated to pay these amounts only if the executive officer had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.

Outstanding Equity Awards at Fiscal Year End

The table below provides information regarding unexercised stock option awards held by each of our named executive officers that remained outstanding at December 31, 2016.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Vested	Number of Securities Underlying Unexercised Options (#) Unvested(1)	Option Exercise Price ($)	Option Expiration Date
David G. Kalergis	5/17/2012	29,587	0	$2.10	5/17/2022
	10/9/2012	9,132	0	$2.10	10/9/2022
	10/9/2012	27,395	0	$2.10	10/9/2022
	10/5/2013	12,785	0	$3.40	10/5/2023
	10/5/2013	18,264	0	$6.10	10/5/2023
	12/1/2014	12,181	6,083	$4.10	12/1/2024
	12/1/2014	8,529	4,256	$4.10	12/1/2024
	10/30/2015	14,210	22,317	$5.40	10/30/2025
	10/30/2015	12,904	20,256	$5.40	10/30/2025
	5/16/2016	3,974	16,443	$9.60	5/16/2026
	12/8/2016	2,917	102,083	$2.74	12/8/2026

John L. Gainer, Ph.D.	5/17/2012	22,649	0	$2.10	5/17/2022
	10/9/2012	9,132	0	$2.10	10/9/2022
	10/9/2012	18,264	0	$2.10	10/9/2022
	10/5/2013	9,132	0	$3.40	10/5/2023
	10/5/2013	18,264	0	$6.10	10/5/2023
	12/1/2014	12,181	6,083	$4.10	12/1/2024
	12/1/2014	7,310	3,648	$4.10	12/1/2024
	10/30/2015	14,210	22,317	$5.40	10/30/2025
	10/30/2015	8,526	13,390	$5.40	10/30/2025
	5/16/2016	1,624	6,710	$9.60	5/16/2026
	12/8/2016	944	33,056	$2.74	12/8/2026

Ben L. Shealy	5/17/2012	42,006	0	$2.10	5/17/2022
	10/9/2012	20,090	0	$2.10	10/9/2022
	10/5/2013	9,132	0	$3.40	10/5/2023
	12/1/2014	7,310	3,648	$4.10	12/1/2024
	10/30/2015	9,240	14,503	$5.40	10/30/2025
	5/16/2016	1,743	7,216	$9.60	5/16/2026
	12/8/2016	444	15,556	$2.74	12/8/2026

Stephen M. Simes	5/5/2014	50,000	0	$25.00	5/5/2024
	7/24/2014	54,298	0	$39.20	7/24/2024

Phillip B. Donenberg	5/27/2014	25,000	0	$40.00	5/27/2024
	7/24/2014	27,148	0	$39.20	7/24/2024

Mark A. Weinberg, M.D.	8/4/2014	52,148	0	$39.20	8/4/2024

________________________

(1)	The unvested shares underlying the option grants are scheduled to vest in equal parts each month over the 36 month period following the grant date.

401(k) Retirement Plan

We maintain the Diffusion Pharmaceuticals Inc. 401(k) plan pursuant to which all eligible employees are entitled to make pre-tax and after-tax contributions of their compensation. In addition, the Company makes discretionary matching contributions at a rate of 100% for contributions up to 3% of the participant’s eligible compensation and 50% for any additional contributions up to 5% of the participant’s eligible compensation. The matching contributions received by our named executive officers in 2015 and 2016 are reported in the “All Other Compensation” column of the Summary Compensation Table above.

Post-Termination Severance and Change in Control Arrangements

Current Named Executive Officers

As described under the heading “—Employment Agreements,” we have entered into employment agreements with each of Messrs. Kalergis and Shealy and Dr. Gainer that provide for certain severance and change of control benefits, subject to the execution and non-revocation of a release of claims by the executive or his estate (as applicable). Under Mr. Kalergis’ employment agreement, if his employment is terminated by us other than for “cause,” death or “disability,” or by Mr. Kalergis for “good reason” (as such terms are defined in the employment agreement), Mr. Kalergis will be entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, continuation of base salary for 12 months, plus 12 months of COBRA premium reimbursement, provided that if such termination occurs within 60 days before or within 24 months following a “change of control” (as defined in the employment agreement), then Mr. Kalergis will be entitled to receive the same severance benefits as provided above, except that he will receive (a) a payment equal to two times the sum of his base salary and the higher of his target annual bonus opportunity and the bonus payment he received for the year immediately preceding the year in which the termination occurred instead of 12 months of base salary continuation, and (b) a payment equal to 36 times the monthly COBRA premium for him and his eligible dependents instead of 12 months of COBRA reimbursements (the payments in clauses (a) and (b) are paid in a lump sum in some cases and partly in a lump sum and partly in installments over 12 months in other cases). In addition, if Mr. Kalergis’ employment is terminated by us without cause or by Mr. Kalergis for good reason, in either case, upon or within 24 months following a change of control, then Mr. Kalergis will be entitled to full vesting of all equity awards received by him from us (with any equity awards that are subject to the satisfaction of performance goals deemed earned at not less than target performance, and with any equity award that is in the form of a stock option or stock appreciation right to remain outstanding and exercisable for 24 months following the termination date (but in no event beyond the expiration date of the applicable option or stock appreciation right)).

Under the employment agreements for Mr. Shealy and Dr. Gainer, in the event that the executive’s employment is terminated by us other than for “cause”, death or "disability” or upon his resignation for “good reason” (as such terms are defined in the applicable employment agreement), the executive will be entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, continuation of base salary for 9 months, plus 12 months of COBRA premium reimbursement, provided that if such termination occurs within 60 days before or within 24 months following a “change of control” (as defined in the applicable employment agreement), then the executive will be entitled to receive the same severance benefits as provided above, except that he will receive (a) a payment equal to 1.5 times the sum of his base salary and the higher of his target annual bonus opportunity and the bonus payment he received for the year immediately preceding the year in which the termination occurred instead of 9 months of base salary continuation and (b) a payment equal to 18 times the monthly COBRA premium for the executive and his eligible dependents instead of 12 months of COBRA reimbursements (the payments in clauses (a) and (b) are paid in a lump sum in some cases and in installments over 9 or 12 months in other cases). In addition, if the executive’s employment is terminated by the Company without cause or by the executive for good reason, in either case, upon or within 24 months following a change of control, then the executive will be entitled to full vesting of all equity awards received by the executive from us (with any equity awards that are subject to the satisfaction of performance goals deemed earned at not less than target performance, and with any equity award that is in the form of a stock option or stock appreciation right to remain outstanding and exercisable for 24 months following the termination date (but in no event beyond the expiration date of the applicable option or stock appreciation right)).

Under the employment agreements for each of Messrs. Kalergis and Shealy and Dr. Gainer, in the event that the executive’s employment is terminated due to his death or disability, he (or his estate) will be entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, 12 months of COBRA premium reimbursement and accelerated vesting of (a) all equity awards received in payment of base salary or an annual bonus and (b) with respect to any other equity award, the greater of the portion of the unvested equity award that would have become vested within 12 months after the termination date had no termination occurred and the portion of the unvested equity award that is subject to accelerated vesting (if any) upon such termination under the applicable equity plan or award agreement (with performance goals deemed earned at not less than target performance, and with any equity award that is in the form of a stock option or stock appreciation right to remain outstanding and exercisable for 12 months following the termination date or, if longer, such period as provided under the applicable equity plan or award agreement (but in no event beyond the expiration date of the applicable option or stock appreciation right)).

Further, under the terms of the stock option agreements with our executives, upon a completion of a “change of control” (as defined in the Diffusion Pharmaceuticals Inc. 2015 Equity Incentive Plan), options held by our executives will become immediately vested and remain exercisable through their expiration date regardless of whether the holder remains in the employment or service of the Company. Alternatively, in connection with a change of control, the Compensation Committee may, in its sole discretion, cash out the options.

Pre-Merger Officers

Pursuant to their employment agreements, upon the termination of their employment in connection with the Merger, each of Messrs. Simes and Donenberg received 24 months of base salary, plus two times the executive’s target annual bonus, and Dr. Weinberg received 18 months of base salary. In addition, each of these three executives were entitled to up to 18 months of COBRA premium reimbursement. Pursuant to their employment agreements, each of these executives are subject to certain confidentiality and assignment of inventions provisions. Furthermore, under the terms of their stock option agreements, options held by these executives became immediately vested in connection with the Merger and remain exercisable through their applicable expiration date. The total severance amounts paid to each of Messrs. Simes and Donenberg and Dr. Weinberg upon their termination of employment in connection with the Merger are reported in the Summary Compensation Table above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Audit Committee is charged with the responsibility of reviewing and approving or ratifying all related person transactions in accordance with the Listing Rules of The NASDAQ Stock Market and other applicable law, rules and regulations and any related policies and procedures adopted by or on behalf of the Company and then in effect.

Since January 1, 2016 there have been no transactions to which we have been a party in which (i) the amount involved in the transaction exceeds $120,000 and (ii) any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock had or will have a direct or indirect material interest.

Merger with Diffusion LLC

On January 8, 2016, in connection with the Merger, the Diffusion Units (and any securities convertible or exchangeable for Diffusion Units) held by each of our directors, executive officers and five-percent stockholders were converted into shares of common stock as set forth below pursuant to the terms of the merger agreement. The amounts shown include all Diffusion Units and common stock beneficially owned by each individual as described under the heading, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and certain of our directors, executive officers and five-percent stockholders disclaim beneficial ownership of certain of the shares listed below as set forth in the footnotes to the table under such heading.

Director / Officer / > 5% Holder	Diffusion Units Tendered	Options to purchase Diffusion Units Tendered	Shares of Common Stock Received (1)	Options to purchase Common Stock Received (1)
David G. Kalergis	351,722	541,782	128,473	197,894
John L. Gainer	1,020,000	452,006	372,572	165,102
Robert Adams	147,694	276,000	53,948	100,813
Mark T. Giles	1,735,836	252,000	634,042	92,047
Alan Levin	67,905	175,600	24,804	64,141
Thomas Byrne	381,056	439,000	139,187	160,351
David R. Jones	104,734	370,000	38,256	135,149
Ben L. Shealy	0	290,000	0	105,927
Richard Baxter Gilliam	3,900,817	0	1,424,835	0
Michael S. & Ellen A. Geismar	1,512,361	0	552,414	0

(1)	Share figures presented in this column are after giving effect to our 1-for-10 reverse stock split on August 17, 2016.

Donenberg Consulting Agreement

During 2016, Diffusion LLC was party to a consulting agreement with Phillip Donenberg pursuant to which Mr. Donenberg provided certain financial consulting services to the Company. Mr. Donenberg’s compensation pursuant to this agreement is described above in the Summary Compensation Table.

DOCUMENTS INCORPORATED BY REFERENCE

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under Exchange Act, we are “incorporating by reference” into this proxy statement specific documents that we filed with the SEC, which means that we may disclose important information to you by referring you to those documents that are considered part of this proxy statement. Information that we file subsequently with the SEC will automatically update and supersede this information.

We incorporate by reference into this proxy statement the following documents filed with the SEC, and any future Exchange Act documents that we file with the SEC prior to the Annual Meeting, excluding any reports or portions thereof that have been “furnished” but not “filed” for purposes of the Exchange Act:

●	Our Annual Report on Form 10-K for the year ended December 31, 2016, as amended; and

●	Our Current Reports on Form 8-K filed on January 9, 2017, January 26, 2017, March 15, 2017, April 3, 2017 and April 11, 2017.

This proxy statement or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed in this proxy statement. The descriptions of these agreements contained in this proxy statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. Copies of the definitive agreements will be made available without charge to you by making a written or oral request to us.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this proxy statement.

We will provide to each person, including any beneficial owner, to whom a proxy statement is delivered, upon written or oral request and without charge, a copy of the documents referred to above that we have incorporated by reference. You can request copies of such documents, without charge, if you write us at: Investor Relations Department, Diffusion Pharmaceuticals Inc., 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902, or call (434) 220-0718. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at http://www.diffusionpharma.com.

OTHER MATTERS

Stockholder Proposals for 2018 Annual Meeting and Director Nominations

Under the rules of the SEC, stockholders wishing to have a proposal included in the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held in 2018 must submit the proposal so that the Secretary of the Company receives it no later than ________, 2017. The SEC rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. Under the Company’s Amended and Restated Bylaws, certain procedures must be followed for a stockholder to nominate persons as directors or to introduce a proposal at an annual meeting of stockholders. A stockholder wishing to make a nomination for election to the Board of Directors or to have a proposal presented at an annual meeting of stockholders must submit written notice of such nomination or proposal so that the Secretary of the Company receives it not less than that date which is 120 days prior to the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the preceding year’s annual meeting of stockholders; provided, however, that in the event that the Company did not hold an annual meeting of stockholders the preceding year or if the date of the annual meeting of stockholders is changed by more than 30 days from the date of the preceding year’s annual meeting of stockholders, notice by the stockholder must be delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. The Company’s Amended and Restated Bylaws also set forth certain informational requirements for stockholders’ nominations of directors and proposals.

Annual Report

We have sent or made available electronically to each of our stockholders a copy of our annual report on Form 10-K (without exhibits) for the year ended December 31, 2016. The exhibits to our Form 10-K are available by accessing the SEC’s EDGAR filing database at www.sec.gov. We will furnish a copy of any exhibit to our Form 10-K upon receipt from any such person of a written request for such exhibits upon the payment of our reasonable expenses in furnishing the exhibits. This request should be sent to: Diffusion Pharmaceuticals Inc., 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902, Attn:  Stockholder Information.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will deliver promptly a separate copy of either document to any stockholder upon written or oral request to our Investor Relations Department, Diffusion Pharmaceuticals Inc., 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902, telephone: (434) 220-0718. Any stockholder who wants to receive separate copies of our proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

Cost and Method of Solicitation

In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies from our stockholders by personal interview, telephone, telegram or other electronic means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of solicitation materials to the beneficial owners of our common stock. We will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please exercise your right to vote as soon as possible by completing, signing, dating and returning your proxy card or by using Internet or telephone voting as described on the proxy card or Notice Regarding the Availability of Proxy Materials.

By Order of the Board of Directors,

David G.
Chief Executive Officer

_________, 2017

Charlottesville, Virginia

APPENDIX A

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF THE

SERIES B CONVERTIBLE PREFERRED STOCK

OF

DIFFUSION PHARMACEUTICALS INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

WHEREAS, the undersigned does hereby certify that the following resolution was duly adopted by the Board of Directors (the “Board”) of Diffusion Pharmaceuticals Inc., a Delaware corporation (the “Corporation”), with the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions set forth therein having been fixed by the Board pursuant to authority granted to it under Article IV of the Corporation’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware:

RESOLVED, that, pursuant to authority conferred upon the Board by the Certificate of Incorporation, the Board hereby authorizes 10,000,000 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Corporation and hereby fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, of such shares in accordance with this Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”), in addition to those set forth in the Certificate of Incorporation, as follows:

Capitalized terms used but not separately defined herein shall have the meanings given to them in the Certificate of Incorporation.

1.     Designation, Amount and Par Value: Series B Convertible Preferred Stock, $0.001 par value (“Series B Preferred Stock”).

(a)     Stated Value.  The stated value of the Series B Preferred Stock shall be $2.10 per share (the “Stated Value”), subject to adjustment for stock splits, dividends, combinations and related transactions as set forth herein.

(b)     Number and Designation.  10,000,000 shares of Preferred Stock shall be designated as Series B Preferred Stock, which shall not be subject to increase without the vote or written consent of the holders (each, a “Holder” and collectively, the “Holders”) of a majority of the voting power of the then outstanding Series B Preferred Stock (a “Majority Vote”), unless otherwise specified herein

(c)     Rank.  The Series B Preferred Stock shall rank, with respect to rights upon liquidation, dissolution and winding up, (i) senior to the Common Stock and each other class of capital stock of the Corporation or series of Preferred Stock of the Corporation established hereafter by the Board, the terms of which do not expressly provide that such class or series ranks senior to, or on a parity with, the Series B Preferred Stock as to rights upon liquidation, dissolution and winding up (collectively, “Junior Securities”); (ii) equally with each other class or series of capital stock of the Corporation established hereafter by the Board the terms of which expressly provide that such class or series will rank on equally with the Series B Preferred Stock as to rights upon liquidation, dissolution and winding up (collectively, “Parity Securities”); and (iii) junior to the outstanding shares of the Corporation’s Series A convertible preferred stock, par value $0.001 per share (the “Series A Preferred Stock”), and each other class or series of capital stock of the Corporation established hereafter by the Board the terms of which expressly provide that such class or series will rank senior to the Series B Preferred Stock as to rights upon liquidation, dissolution and winding up (collectively, including the Series A Preferred Stock, “Senior Securities”).  The definitions of Junior Securities, Parity Securities and Senior Securities shall each also include any rights or options exercisable for or convertible into Junior Securities, Parity Securities and Senior Securities, respectively. The Series B Preferred Stock shall also rank junior to the Corporation’s existing and future indebtedness.

2.	Dividends.

(a) As and when dividends are declared or paid with respect to the Series B Preferred Stock, whether in cash, property or securities of the Corporation, the holders of Series B Preferred Stock shall be entitled to participate in such dividends ratably on a per-share basis with all other outstanding shares of Series B Preferred Stock. Notwithstanding the foregoing, unless and until any such dividend is declared by the Board, the Corporation shall have no obligation to pay any dividends on the Series B Preferred Stock.

(b) No dividends or other distributions shall be declared by the Board or paid, or funds set apart for the payment of dividends or other distributions, on any shares of Common Stock at any time any shares of Series B Preferred Stock are outstanding unless, prior to such payment or setting apart, a pro rata amount, on an as-converted basis, has been paid or declared and set apart for payment on the outstanding shares of Series B Preferred Stock.

3.	Liquidation Preference.

(a) In the event of a Liquidation Event (as defined below), before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, and after and subject to the payment in full of all amounts required to be distributed to the Corporation’s creditors or the holders of Senior Securities, each Holder shall be entitled to receive, pari passu with the holders of Parity Securities, out of the assets of the Corporation or proceeds thereof (whether capital, surplus or earnings) legally available therefor, an amount in cash equal to 100% of the Stated Value (the “Liquidation Preference”) with respect to each share of Series B Preferred Stock held by the Holder; provided, that the Corporation shall provide the Holders with notice of any Liquidation Event at least ten (10) calendar days prior to the record date with respect to such Liquidation Event (or, with respect to any Liquidation Event for which no record date is set, the effective date thereof) and, for the avoidance of doubt, following receipt of such notice, any Holder may exercise such Holder’s voluntary conversion rights in accordance with Section 4(a). If, upon the occurrence of any Liquidation Event, the assets of the Corporation, or proceeds thereof, distributable after payment in full of the Corporation’s creditors and Senior Securities shall be insufficient to pay in full the aggregate Liquidation Preference to all Holders and any amounts due to the holders of Parity Securities, the assets of the Corporation, or the proceeds thereof, shall be distributed among the Holders and the holders of any such Parity Securities ratably. For purposes of this Certificate of Designation, the term “Liquidation Event” shall mean, at any time while a share of Series B Preferred Stock is outstanding, (i) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or (ii) the Company, directly or indirectly, in one or more related transactions, (A) effects any merger or consolidation of the Company with or into another person, (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (C) is the subject of any purchase offer, tender offer or exchange offer (whether by the Company or another person) and is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50% or more of the outstanding Common Stock, (D) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (E) consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or “group” (as such term is defined in Section 13(d) of the Exchange Act) whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination), in each case other than any such transaction (1) that does not result in a reclassification, conversion, exchange or cancellation of outstanding Common Stock; (2) which is effected solely to change the Corporation’s jurisdiction of incorporation and results in a reclassification, conversion or exchange of outstanding shares of the Common Stock solely into shares of common stock of the surviving entity; (3) where the voting capital stock of the Corporation outstanding immediately prior to such transaction is converted into or exchanged for voting capital stock of the surviving entity constituting a majority of the outstanding shares of such voting capital stock of such surviving entity immediately after giving effect to such issuance; or (4) that the Holders deem not to be a Liquidation Event by a Majority Vote.

(b) For the avoidance of doubt, the Series B Preferred Stock shall not be convertible into Common Stock after the payment of the Liquidation Preference pursuant to Section 3(a), and the Holders shall not participate in any distribution made to the holders of Common Stock pursuant to the Certificate of Incorporation in connection with such Liquidation Event.

(c) In the event of a Liquidation Event, subject to the rights of the holders of any Senior Securities or Parity Securities, after payment shall have been made in full to the Holders as provided in Section 3(a), any other series or class of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed to holders of capital stock of the Corporation, and the Holders shall not be entitled to share therein.

4.     Conversion Rights.

(a) Voluntary Right to Convert.  At the Holder’s sole option, each share of Series B Preferred Stock may be converted, at any time and from time to time, from and after the date of the applicable closing at which such shares of Series B Preferred Stock are sold into a number of whole shares of Common Stock determined by dividing the Stated Value by the Conversion Price (as defined below).

(b) Mandatory Conversion.  Each outstanding share of Series B Preferred Stock shall be converted into a number of whole shares of Common Stock, determined by dividing the Stated Value by the Conversion Price on the earliest to occur of (i) any date more than 30 trading days after the Final Closing (as defined in the Subscription Agreements by and between the Company and the Holders (the “Subscription Agreements”) related to Holders’ subscription for the Series B Preferred Stock) that the thirty-day moving average of the closing price of the Common Stock on the NASDAQ Capital Market (or any other market or exchange where the same is traded) exceeds $8.00 per share (subject to adjustment in the manner described herein with respect to the Conversion Price), (ii) the one year anniversary of the Initial Closing (as defined in the Subscription Agreements) and (iii) a Majority Vote to convert (any of (i), (ii) or (iii), a “Mandatory Conversion Trigger”).

(c) Conversion Price; Conversion Shares.  The “Conversion Price” of the Series B Preferred Stock shall be $2.10, subject to adjustment as described herein. Any shares of Common Stock issuable upon a conversion of Series B Preferred Stock pursuant to Section 4(a) or 4(b) are referred to herein as the “Conversion Shares.”

(d) Mechanics of Conversion.

(i) Voluntary Conversion Mechanics. The Holder will give notice of its decision to exercise its right to convert the Series B Preferred Stock pursuant to Section 4(a) by delivering an executed and completed Notice of Conversion in the form attached as Annex A to this Certificate of Designation to the Corporation in accordance with Section 6(a). The Holder’s election shall be deemed effective upon receipt of a properly completed Notice of Conversion by the Corporation; provided, that if the Notice of Conversion is received by the Corporation after 3:00 p.m. Eastern Time on any day or at any time on a non-business day, it shall be deemed to be received on the following business day (the “Conversion Date”). The Corporation will, or will cause the Corporation’s transfer agent to, transmit the Common Stock certificates (or similar electronic notification) representing such Conversion Shares to the Holder within five (5) business days after receipt by the Corporation of the properly completed Notice of Conversion and the certificate(s) representing the converted shares of Series B Preferred Stock (the “Delivery Date”). A new Series B Preferred Stock certificate representing any shares of Series B Preferred Stock not converted will also be provided by the Corporation promptly following the Conversion Date.  To the extent a Holder elects not to surrender its Series B Preferred Stock for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Corporation against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount of the Series B Stated Value then owned by the Holder. Shares of Series B Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

(ii) Mandatory Conversion Mechanics. The Corporation shall effect a mandatory conversion pursuant to Section 4(b) by providing the Holders with written notice as provided in Section 6(a) and (i) stating that the Mandatory Conversion Trigger has been satisfied, (ii) specifying the then applicable Conversion Price, the aggregate number of shares of Series B Preferred Stock outstanding, and the aggregate number of Conversion Shares to be issued in connection with such conversion, and (iii) the date on which such conversion will be effective (the “Mandatory Conversion Date”). The calculations and entries set forth in the Corporation’s notice shall control in the absence of manifest or mathematical error. From and after the date of such notice, the shares of Series B Preferred Stock shall be null and void and only represent the right to receive the applicable number of Conversion Shares. The Corporation shall issue certificates representing the Conversion Shares promptly following surrender by a Holder of the certificate(s) representing the converted shares of Series B Preferred Stock to the Corporation.

(iii) Date of Conversion. In the case of the exercise of the conversion rights set forth in Section 4(a) or 4(b), the record date for such conversion shall be the Conversion Date or the Mandatory Conversion Date, respectively, and the record Holder as of such date shall be entitled to receive the corresponding Conversion Shares.

(v) Adjustments. Upon the conversion of any shares of Series B Preferred Stock, no adjustment or payment shall be made with respect to the corresponding Conversion Shares on account of any cash dividend paid to the holders of Common Stock after the Original Issuance Date.

(vi) Fractional Shares. The Corporation shall not be required, in connection with any conversion of Series B Preferred Stock, to issue any fractional shares of Series B Preferred Stock or any fractional Conversion Shares and may, in each case, at the Company’s discretion, pay the Holder such amount in cash or deliver an additional whole share in lieu thereof.

(e) Limitations of Conversion. Notwithstanding anything to the contrary contained herein, the number of Conversion Shares that may be acquired by the Holder upon conversion of the Series B Preferred Stock (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  The Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the beneficial ownership limitations provision of this Section, provided that the beneficial ownership limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock held by the Holder and the provisions of this Section shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor Holder.

(f) Stock Dividends and Splits. If the Corporation, at any time after the first date of issue of the Series B Preferred Stock (the “Original Issuance Date”) and while at least one share of Series B Preferred Stock is outstanding: (i) other than regular dividends payable on the Series A Preferred Stock pursuant to the Certificate of Designation of Preferences, Rights and Limitations with respect thereto, pays a dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of the Series A Preferred Stock, Series B Preferred Stock or any debt securities), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which (x) the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and (y) the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this section shall become effective immediately after the effective date of the applicable event described in subsections (i) through (iv) above.

(g) Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(h) Reservation of Shares.  The Corporation covenants and agrees that any Conversion Shares issued upon the conversion of the Series B Preferred Stock will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for issuance of the Conversion Shares upon the conversion of the Series B Preferred Stock.

(i) Payment of Taxes.  The Corporation and its paying agent shall be entitled to withhold taxes on all payments on the Series B Preferred Stock and Conversion Shares to the extent required by law. Prior to the date of any such payment, each Holder shall deliver to the Corporation or its paying agent a duly executed, valid, accurate and properly completed Internal Revenue Service Form W-9 or an appropriate Internal Revenue Service Form W-8, as applicable. The Corporation shall pay any and all documentary, stamp and similar issue or transfer tax due on (A) the issue of the Series B Preferred Stock and (B) the issue of Conversion Shares; provided, however, in the case of any conversion of Series B Preferred Stock, the Corporation shall not be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of Conversion Shares in a name other than that of the Holder of the shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or duty, or has established to the satisfaction of the Corporation that such tax or duty has been paid.

(j) Buy-In. If, following receipt by the Corporation of a duly executed and properly completed conversion notice from a Holder, the Corporation fails, prior to the applicable Delivery Date, to, at its option, (i) deliver to such Holder the applicable certificate or certificates or (ii) cause its transfer agent to credit the account of such Holder or such Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, and if after such Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm is required to purchase, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue (or, if less, the number of shares actually delivered in satisfaction of such sale) multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series B Preferred Stock equal to the number of shares of Series B Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series B Preferred Stock as required pursuant to the terms hereof.

5.	Voting Rights.

(a) Except as otherwise provided herein or as required by law, Holders shall be entitled to vote with the holders of shares of Common Stock (and any other class or series that may similarly be entitled to vote with the holders of Common Stock, including the Series A Preferred Stock) and not as a separate class, at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the holders of Common Stock. In the event of any such vote or action by written consent, each Holder shall be entitled to that number of votes equal to the whole number of shares of Conversion Shares into which the aggregate number of shares of Series B Preferred Stock held of record by such Holder would be convertible pursuant to Section 4(a) hereof as of the close of business on the record date fixed for such vote or such written consent; provided, that solely for purposes of this Section 5(a), as of any date of determination, the Conversion Price shall be deemed to be the greater of (i) the Conversion Price and (ii) the closing price of the Common Stock as reported by NASDAQ on the date of the applicable Closing (as defined in the Subscription Agreements) with respect to such shares of Series B Preferred Stock. The Holders shall be entitled to notice of any meeting of stockholders in accordance with the bylaws of the Corporation (the “Bylaws”).

(b) In addition to any other vote or consent required herein or by applicable law, for as long as fifty percent (50%) of the shares of Series B Preferred Stock originally issued as of immediately after the Final Closing (as defined in the Subscription Agreements) are outstanding, a Majority Vote shall be necessary for effecting or validating the following actions:

(i) amending the Corporation’s certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of the Holders;

(ii) increase or decrease (other than by conversion) the authorized number of the Series B Preferred Stock;

(iii) amend this Certificate of Designation;

(iv) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, common stock equivalents or Junior Securities; or

(v) enter into any agreement or understanding with respect to any of the foregoing.

(c) For the avoidance of doubt, in addition to any other vote or consent required or permitted hereby, the Holders may waive any rights under this Certificate of Designation pursuant to a Majority Vote.

6.	Miscellaneous.

(a) Notices.  All notices or communications in respect of the Series B Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, sent in portable document format (“pdf”) via electronic mail, or if given in such other manner as may be permitted in this Certificate of Designation, the Certificate of Incorporation, the Corporation’s Bylaws, as amended, or by applicable law or regulation. Notwithstanding the foregoing, if the Series B Preferred Stock is issued in book-entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the Holders in any manner permitted by such facility.

(b) Lost or Mutilated Preferred Stock Certificate.  If any certificate or instrument evidencing any shares of Series B Preferred Stock is mutilated, lost, stolen or destroyed, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Corporation may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

(c) Severability.  If any term of the Series B Preferred Stock (or part thereof) set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms (or parts thereof) set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein (or parts thereof) set forth will be deemed dependent upon any other such term unless so expressed herein.

(e) Headings.  The headings of the paragraphs of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Diffusion Pharmaceuticals Inc. has caused this Certificate of Designation to be duly executed by the undersigned authorized officer on the _____ day of _______, 2017.

DIFFUSION PHARMACEUTICALS INC.

By:    _________________________________

David G. Kalergis, Chief Executive Officer

Diffusion Pharmaceuticals Inc.

2020 Avon Court, Suite 4

Charlottesville, Virginia 22902

ANNEX A

NOTICE OF CONVERSION

(To Be Executed By the Registered Holder in Order to Convert Shares of Series B Convertible Preferred Stock of Diffusion Pharmaceuticals Inc. into Shares of Common Stock of Diffusion Pharmaceuticals Inc.)

The undersigned hereby irrevocably elects to convert $______________ of the Stated Value of the above Series B Convertible Preferred Stock into shares of Common Stock of Diffusion Pharmaceuticals Inc. pursuant to the terms and conditions of the Certificate of Designation with respect thereto, as of the date written below.

Date of Conversion:

Applicable Conversion Price per Share:

Number of Common Shares Issuable Upon This Conversion:

Select one:

□

A Series B Convertible Preferred Stock certificate is being delivered to Diffusion Pharmaceuticals Inc. herewith.  The unconverted portion of such certificate should be reissued and delivered to the undersigned.

□	A Series B Convertible Preferred Stock certificate is not being delivered to Diffusion Pharmaceuticals Inc. herewith.

Signature:

Print Name:

Address:

This Notice of Conversion Should Be Delivered to:

Diffusion Pharmaceuticals Inc.

2020 Avon Court, Suite 4

Charlottesville, Virginia 22902

APPENDIX B

DIFFUSION PHARMACEUTICALS INC.

REGISTRATION RIGHTS AGREEMENT

DATED [●], 2017

TABLE OF CONTENTS

Page

Section 1.	GENERAL	1

1.1.	Definitions	1

Section 2.	REGISTRATION; RESTRICTIONS ON TRANSFER	3

2.1.	Registration	3
2.2.	Registration Procedures	4
2.3.	Expenses of Registration	6
2.4.	Delay of Registration; Agreement to Furnish Information; Suspension of Sales	6
2.5.	Indemnification	7
2.6.	Assignment of Registration Rights	9
2.7.	Market Stand-Off Agreement	9
2.8.	Termination of Registration Provisions	9

Section 3.	MISCELLANEOUS.	9

3.1.	Governing Law	9
3.2.	Successors and Assigns	10
3.3.	Entire Agreement	10
3.4.	Severability	10
3.5.	Amendment and Waiver	10
3.6.	Delays or Omissions	10
3.7.	Notices	11
3.8.	Titles and Subtitles	11
3.9.	Counterparts	11
3.10.	Pronouns	11

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the last date set forth on the signature page hereof by and between Diffusion Pharmaceuticals Inc., a Delaware corporation (the “Company”), and the undersigned subscriber in the Offering (the “Investor”).

W I T N E S S E T H:

WHEREAS, the Company is conducting an Offering of up to $20,000,000 of its Series B Convertible Preferred Stock;

WHEREAS, the Investor intends to purchase shares of Preferred Stock in accordance with the terms of that certain subscription agreement related to the Offering by and between the Company and the Investor (the “Subscription Agreement”);

WHEREAS, as additional consideration for Investor’s purchase of Securities, the Company has agreed to provide the Investor with certain registration rights with respect to Investor’s Registrable Shares (as defined herein) on the terms set forth herein; and

WHEREAS, capitalized terms used and not otherwise defined herein have the respective meanings given to them in the Subscription Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

Section 1.	GENERAL.

1.1.          Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a)     “Common Stock” means the Common Stock of the Company.

(b)     “Effectiveness Deadline” means, with respect to the Registration Statement, the ninetieth (90th) calendar day following the Final Closing (or, in the event the Commission reviews and has written comments to the Registration Statement, the one hundred twentieth (120th) calendar day following the Final Closing); provided, however, that if the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Trading Day on which the Commission is open for business

(c)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)     “Filing Deadline” means, with respect to the Registration Statement required to be filed pursuant to Section 2(a), 30 Trading Days from the Final Closing.

(e)     “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(f)     “Holder” means any person owning of record Securities issued in the Offering, including for the avoidance of doubt the Placement Agent, that has executed and delivered to the Company a registration rights agreement with the Company in the form hereof at or prior to the Closing with respect to such Securities.

(g)     “Preferred Stock” means the Series B Convertible Preferred Stock, par value $0.001 per share, issued in the Offering.

(h)     “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(i)     “Registrable Shares” means the shares of Common Stock of any Holder that are (a) issued and outstanding, or issuable, pursuant to any conversion of the Preferred Stock (the “Registrable Preferred Shares”) and (b) issued and outstanding, or issuable, pursuant to any exercise of the Warrants (the “Registrable Warrant Shares”); provided, that any such shares of Common Stock shall cease to be Registrable Shares on the date which such shares of Common Stock would be able to be sold or otherwise transferred, without volume or manner-of-sale restrictions, pursuant to SEC Rule 144 in the absence of any Registration (as defined herein).

(j)     “Registration Expenses” means all expenses incurred by the Company in complying with Section 2.1 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding any transfer taxes, and Selling Expenses applicable to the sale).

(k)     “SEC” or “Commission” means the Securities and Exchange Commission.

(l)     “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

(m)     “Securities Act” means the Securities Act of 1933, as amended.

(n)     “Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale.

(o)     “Trading Day” means a day on which the principal Trading Market is open for trading.

(p)     “Trading Market” means the NASDAQ Capital Market; provided, that if the Common Stock ceases to be listed thereon, “Trading Market” shall mean (i) any other securities market or exchange on which the Common Stock is principally listed or quoted for trading on the date in question, including the NYSE MKT, the Nasdaq Global Market or the Nasdaq Global Select Market (or any successors to any of the foregoing) or (ii) if the Common Stock is not then listed or quoted for trading on any such securities market or exchange and if prices for the Common Stock are then reported in the “Pink Sheets,” OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices).

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(q)     “Warrants” means the 5-year warrants received by each Holder to purchase one share of Common Stock for each share of Preferred Stock purchased by such Holder in the Offering.

Section 2.	REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1.     Registration.

(a)     On or prior to the Filing Deadline, the Company shall prepare and file with the SEC a registration statement (including any related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement, the “Registration Statement”) to register, in accordance with the Securities Act, a number of shares of Common Stock equal to the number of Registrable Shares (a “Registration”). The Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Shares on Form S-3, in which case such registration shall be on such other form available to register for resale the Registrable Shares as a secondary offering) subject to the provisions of Section 2.1(c). Notwithstanding the registration obligations set forth in this Section 2.1, in the event the SEC informs the Company that all of the Registrable Shares cannot, as a result of the application of Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC and/or (ii) withdraw the Registration Statement and file an alternative registration statement (the “Alternative Registration Statement”), in either case, covering the maximum number of Registrable Shares permitted to be registered by the SEC on Form S-3 or such other form available to register for resale the Registrable Shares as a secondary offering; provided, however, that prior to filing such amendment or Alternative Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Shares in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Shares permitted to be registered on the Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Shares), unless otherwise directed in writing by a Holder as to its Registrable Shares, the number of Registrable Shares to be registered on such Registration Statement will be allocated to the Holders of such Registrable Shares in the following order of priority: first, on a pro rata basis based on the number of Registrable Warrant Shares held by all such Holders; and second, on a pro rata basis based on the number of Registrable Preferred Shares held by all such Holders. Any Registrable Shares excluded or withdrawn from such Registration Statement shall be withdrawn from the Registration and the Company shall have no obligation to register such securities with the SEC. For the avoidance of doubt, the Holders are not entitled to participate in any registration of the Company’s capital stock other than a registration resulting from this Section 2.1. In the event the Company amends the Registration Statement or files an Alternative Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Shares that were not registered for resale on the Registration Statement, as amended, or the Alternative Registration Statement, as amended (the “Remainder Registration Statements”)

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(b)     The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Registration Statement or the Alternative Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its commercially reasonable efforts to and keep such Registration Statement effective for as long as such shares of Common Stock are Registrable Shares (the “Effectiveness Period”). The Company, in its sole discretion, may deregister all shares that are no longer Registrable Shares. The Company shall telephonically request effectiveness of the Registration Statement as of 4:00 P.M. New York City time on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail file of the effectiveness of the Registration Statement within three (3) Trading Days that the Company telephonically confirms effectiveness with the SEC. The Company shall, by 5:30 P.M. New York City time on the second Trading Day after the Effective Date, file a final Prospectus with the SEC, as required by Rule 424(b) promulgated under the Securities Act.

(c)     In the event that Form S-3 is not available for the registration of the resale of Registrable Shares hereunder, the Company shall use commercially reasonable efforts to (i) register the resale of the Registrable Shares on another appropriate form and (ii) undertake to register the Registrable Shares on Form S-3 after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Shares has been declared effective by the SEC.

(d)     Each Holder agrees to furnish to the Company the information set forth in the Acknowledge, Notice and Questionnaire at the end of this Agreement. The Company will notify each Holder of any information the Company requires from that Holder other than the information contained herein, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days after such notification. Each Holder further agrees that it shall not be entitled to be named as a selling security holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Shares at any time, unless such Holder has returned to the Company a completed and signed this Agreement (including the Acknowledgement, Notice and Questionnaire at the end of this Agreement) and a response to any requests for further information as described in the previous sentence. The Company has no obligation to include any such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment or supplement thereto or to include (to the extent not theretofore included) in the Registration Statement the Registrable Shares identified in such request for further information. Each Holder acknowledges and agrees that the information provided by such Holder herein or in any request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e)     If the Company intends to distribute the Registrable Shares by means of an underwriting, it shall have sole discretion to select such underwriters. In such event, the right of any Holder to include its Registrable Shares in such Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Shares in the underwriting to the extent provided herein. Any Registrable Shares excluded or withdrawn from such underwriting shall be withdrawn from the Registration.

2.2.     Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall use its commercially reasonable efforts to:

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(a)     Cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of the Company, to conduct a reasonable investigation within the meaning of the Securities Act.

(b)     (i) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Shares for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 promulgated under the Securities Act; (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by the Registration Statement until such time as all of such Registrable Shares shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any Registrable Shares (including in accordance with Rule 172 promulgated under the Securities Act), and each Holder agrees to dispose of Registrable Shares in compliance with the “Plan of Distribution” described in the Registration Statement (which shall be in substantially the form attached hereto as Annex A) and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 2.2(b)) by reason of the Company filing Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC as promptly as reasonably possible.

(c)     Notify, as promptly as reasonably practicable, each Holder of Registrable Shares covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use commercially reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(d)     Avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as soon as practicable.

(e)     If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the SEC’s EDGAR system.

5

(f)     Prior to any resale of Registrable Shares by a Holder, register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Shares for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Shares covered by each Registration Statement; provided, however that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)     If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates or book-entry statements representing Registrable Shares to be delivered to a transferee pursuant to the Registration Statement.

(h)     Cooperate with any registered broker through which a Holder proposes to resell its Registrable Shares in effecting a filing with Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 2710 as requested by any such Holder; provided, however, that the Holder shall pay the filing fee required.

2.3.       Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any Registration, qualification or compliance pursuant to Section 2.1 herein shall be borne by the Company. All Selling Expenses incurred in connection with any Registration hereunder, shall be borne by the Holders.

2.4.      Delay of Registration; Agreement to Furnish Information; Suspension of Sales.

(a)     No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b)     It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 that the selling Holders shall furnish to the Company such information regarding themselves and the Registrable Shares held by them as shall be required to effect the Registration of their Registrable Shares, including but not limited to the information required pursuant to Section 2.1(d). Each Holder acknowledges and agrees that the information provided to the Company will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(c)     Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under Section 2.7 below or that are necessary to give further effect thereto, including but not limited to powers of attorney and the Acknowledgement, Notice and Questionnaire at the end of this Agreement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock subject to the foregoing restriction until one hundred eighty (180) calendar days following the effective date of the Registration Statement.

(d)     Each Holder agrees that any transferee who has become such other than pursuant to the Registration Statement of any shares of Registrable Shares shall be bound by this Section 2.4 and Section 2.7. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 2.4 and Section 2.7 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

6

(e)     The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission.

(f)     Upon notification by the Company pursuant to Section 2.2(c), the Holders shall suspend all transactions under the Registration Statement until such time as the Company has amended or supplemented such Registration Statement in accordance with its obligations under Section 2.2(c).

2.5.     Indemnification. In the event any Registrable Shares are included in a Registration Statement under Section 2.1:

(a)     To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such Registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b)     To the extent permitted by law, each Holder will, if Registrable Shares held by such Holder are included in the securities as to which such Registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such Registration Statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such Registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided however, that the indemnity agreement contained in this Section 2.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.5 exceed the net proceeds from the offering received by such Holder.

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(c)     Promptly after receipt by an indemnified party under this Section 2.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.5.

(d)     If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that (i) in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.5(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.5(b), exceed the proceeds from the offering received by such Holder, except in the case of willful misconduct or fraud by such Holder.

(e)     The obligations of the Company and Holders under this Section 2.5 shall survive completion of any offering of Registrable Shares in a Registration Statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

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2.6.     Assignment of Registration Rights. The rights to cause the Company to register Registrable Shares pursuant to Section 2.1 may be assigned by a Holder to a transferee or assignee of Registrable Shares (for so long as such shares remain Registrable Shares) that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or stockholder of a Holder that is a corporation, partnership or limited liability company or (b) is a Holder’s family member or trust for the benefit of an individual Holder; provided, however, (i) the transferor shall, prior to consummating such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the Securities with respect to which such registration rights are being assigned, (ii) such transferee shall agree to be subject to all restrictions and obligations set forth in this Agreement and (iii) such transferee shall agree not to sell such Registrable Shares under the Registration Statement until such time as the Company has concluded that the transferee is eligible to sell such Registrable Shares under the Registration Statement.

2.7.    Market Stand-Off Agreement. If requested by an underwriter, each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock of the Company held by such Holder for a period specified by the representative of the underwriters of Common Stock of the Company not to exceed one hundred twenty (120) calendar days following the effective date of a Registration Statement of the Company covering the primary issuance by the Company of equity securities of the Company filed under the Securities Act.

2.8.     Termination of Registration Provisions. With respect to any Holder, all provisions in Section 2 of this Agreement (other than Section 2.5) shall expire and terminate upon the earlier of (i) sixty-six (66) months after the issue date of the Preferred Stock or (ii) when all Registrable Shares of such Holders are eligible to be sold without restriction under SEC Rule 144 or another similar exemption under the Securities Act of the Securities Act.

Section 3.	MISCELLANEOUS.

3.1.     Governing Law. Any action, arbitration, claim, hearing, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before any federal, state, local or foreign government or any court of competent jurisdiction, administrative or regulatory body, agency, bureau, or commission in any domestic or foreign jurisdiction, any appropriate division of any of the foregoing or any arbitrator, or other legal action (each, a “Proceeding”) relating to this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the actions contemplated by this Agreement (whether brought against a party hereto or its affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the Southern District of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Southern District of New York for the adjudication of any Proceeding related to this Agreement or the actions contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any Proceeding that it is not personally subject to the jurisdiction of any such court, that Proceeding is improper or is an inconvenient venue for such Proceeding.

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3.2.     Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price. Before the Company records a stock transfer on its corporate record books or issues shares of its capital stock to any person following such transfer or issuance and such person is not a party to this Agreement, such person shall be required to first execute and deliver to the Company a counterpart signature page to this Agreement pursuant to which such person agrees to be bound by all of the terms and conditions of this Agreement (as it may have been amended), and the failure of any such person to do so shall preclude the Company from recording such a transfer or issuance on its corporate record books. The addition of any such person as a party to this Agreement shall not be deemed an amendment to this Agreement pursuant to Section 3.5 of this Agreement and shall not require the consent of any of the other parties to this Agreement.

3.3.     Entire Agreement. This Agreement, the Subscription Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

3.4.      Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

3.5.     Amendment and Waiver.

(a)     Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the Holders of at least a majority of the Registrable Shares.

(b)     Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the Holders of at least a majority of the Registrable Shares.

(c)     For the purposes of determining the number of Holders entitled to exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

3.6.     Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

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3.7.     Notices. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, delivered by hand against written receipt therefor, or sent in portable document format (“pdf”) via electronic mail, addressed as follows:

if to the Company, to it at:

Diffusion Pharmaceuticals Inc.

2020 Avon Court, Suite 4

Charlottesville, Virginia 22902

Attn: David Kalergis, Chief Executive Officer

Email: dkalergis@diffusionpharma.com

With a copy to (which shall not constitute notice):

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Attn: David Rosenthal, Esq.

Email: david.rosenthal@dechert.com

if to the Investor, to the Investor’s address indicated on the signature page of this such Investor’s Subscription Agreement.

Notices shall be deemed to have been given or delivered (i) on the third (3rd) business day following the date of postmark in the case of delivery by registered or certified mail, (ii) on the date of delivery in the case of delivery by hand or (iii) on the date of delivery if delivered by electronic mail; provided that if such e-mail is received after 4:00 p.m. Eastern Time on a business day or at any time on a non-business day, such notice shall be deemed delivered on the following business day.

3.8.     Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

3.9.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument. Delivery of executed signature pages hereof by facsimile transmission or pdf shall constitute effective and binding execution and delivery of this Agreement.

3.10.   Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning an executed copy of this Agreement, the undersigned will be deemed to be aware of the foregoing interpretation and to have confirmed that, to the best of the undersigned’s knowledge and belief, the foregoing statements (including without limitation the answers to this Acknowledgment, Notice and Questionnaire) are true, correct and complete.

PLEASE FAX OR E-MAIL A COPY OF THE COMPLETED AND EXECUTED ACKNOWLEDGEMENT, NOTICE AND QUESTIONNAIRE, AS WELL AS THE SIGNATURE PAGE THAT FOLLOWS, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Kevin Silk

Dechert LLP

2929 Arch Street

Philadelphia, Pennsylvania 19104

Fax: 215-655-2506

Email: kevin.silk@dechert.com

*******************************************

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Agreement to be executed and delivered either in person or by its duly authorized agent.

Signature	Signature (if shares are held jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Investor is an Entity)	Title (if Investor is an Entity)

[SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

AGREED AND ACCEPTED:

DIFFUSION PHARMACEUTICALS INC.

By:____________________________________

Name:

Title:

Dated: _________________, 2017

[SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

appendix C

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof by and between Diffusion Pharmaceuticals Inc., a Delaware corporation (the “Company”), and the undersigned investor in the Offering (as defined below) (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Company is conducting a private offering (the “Offering”) consisting of up to an aggregate of up to [●] shares of the Company’s Series B convertible preferred stock, par value $0.001 per share (the “Preferred Stock”), at a purchase price equal to $2.10 per share (the “Purchase Price”), each share of Preferred Stock being convertible into a share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a conversion price equal to the Purchase Price, subject to adjustment;

WHEREAS, in connection with a purchase of shares of Preferred Stock, each investor in the Offering will receive a five-year warrant (the “Warrant”, and collectively with the Preferred Stock, the “Securities”) to purchase one (1) share of Common Stock of the Company for each share of Preferred Stock purchased by such investor in the Offering at an exercise price equal to $2.31 per share, subject to adjustment thereunder;

WHEREAS, as additional consideration for each investor’s purchase of Securities in the Offering, the Company has agreed to provide each such investor with certain registration rights with respect to shares of Common Stock into which the Preferred Stock and Warrants are convertible and exercisable, respectively, on the terms set forth in the Registration Rights Agreement attached hereto as Exhibit D (the “Registration Rights Agreement”);

WHEREAS, the Company has engaged [          ] (Member FINRA/SIPC) to act as the sole placement agent for the Offering (the “Placement Agent”);

WHEREAS, the aggregate gross proceeds from the Offering shall be up to a maximum offering amount of $20,000,000 (the “Maximum Offering Amount”);

WHEREAS, the Offering is being made through the Placement Agent on a “commercially reasonable best efforts” basis to a limited number of “accredited investors” (as that term is defined by Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), by the Securities and Exchange Commission (the “SEC”)) to attain the Maximum Offering Amount;

WHEREAS, the Subscriber desires to purchase such number of shares of Preferred Stock (together with the associated Warrants) as set forth on the signature page hereof;

WHEREAS the Subscriber’s subscription for Securities will be made in accordance with and subject to the terms and conditions of this Agreement and the Company’s Confidential Private Placement Memorandum dated [●], 2017, together with all amendments thereof and supplements and exhibits thereto, including the documents incorporated by reference therein, and as any of the foregoing may be amended from time to time (the “Memorandum”); and

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WHEREAS, the Company and the Subscriber are executing and delivering this Agreement, and performing the transactions contemplated hereby including the sale and purchase of the Securities, in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER

1.1     Subject to the terms and conditions hereinafter set forth (including Section 1.19 hereof) and as set forth in the Memorandum, the Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, such number of shares of Preferred Stock as is set forth on the signature page hereof (and a corresponding number of Warrants). The aggregate Purchase Price is payable by wire transfer, to be held in escrow until the applicable Closing (as defined below), to Collegiate Peaks Bank, in its capacity as the escrow agent for the Offering (the “Escrow Agent”), as follows:

Bank:	Collegiate Peaks Bank
ABANumber:	102105997
Account#:	[●]
Account Name:	Corporate Stock Transfer as Escrow Manager for Diffusion Pharmaceuticals Inc.

For the avoidance of doubt, any fractional shares to be issued based upon the aggregate Purchase Price will be rounded up to the nearest whole share.

1.2     The Subscriber understands, acknowledges and agrees that, except as otherwise set forth in Section 3.2 or otherwise required by law, once irrevocable, (i) the Subscriber is not entitled to cancel, terminate or revoke his, her or its subscription pursuant to this Agreement or any other obligations of the Subscriber hereunder and (ii) this Agreement and the Subscriber’s obligations hereunder shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of each of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments of the Subscriber in this Agreement shall be deemed to be made by and be binding upon each such person and his, her, its or their heirs, executors, administrators, successors, legal representatives and permitted assigns

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1.3     The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company requires substantial funds in addition to the proceeds of the Offering in order to fund its operations and the development of its product candidates; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Subscriber may not be able to liquidate the Subscriber’s investment in the Securities; (d) transferability of the Securities including, if and when issued, the shares of Common Stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”) and/or exercise of the Warrants (the “Warrant Shares” and collectively with the Conversion Shares, the “Underlying Shares”) may be extremely limited or restricted by applicable law; (e) in the event of a future disposition of the Securities (or any securities issuable upon conversion and/or exercise of the Securities), the Subscriber could sustain the loss of the Subscriber’s entire investment; (f) the Company has not paid any dividends since its inception, does not anticipate paying any dividends in the near future and any future dividends will be subject to the discretion of and approval by the Company’s board of directors; and (g) each of the other risks set forth in or incorporated by reference into the “Risk Factors” section of the Memorandum, which are incorporated herein by reference.

1.4     At the time such Subscriber was offered the Securities, the Subscriber was, and as of the date hereof is, and on the date on which it exercises any Warrants or converts any shares of Preferred Stock, it will be, an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act. The Subscriber hereby represents and warrants to the Company that the Subscriber’s responses to the investor questionnaire substantially in the form attached as Exhibit A to this Agreement (the “Purchaser Questionnaire”) are true, correct and complete in all respects.

1.5     The Subscriber hereby acknowledges, represents and warrants that (a) the Subscriber has adequate means of providing for the Subscriber’s current financial needs and contingencies; (b) the Subscriber has knowledge and experience in business and financial matters, prior investment experience (including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange), or employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read and review all of the documents furnished or made available by the Company to the Subscriber, to evaluate the merits and risks of an investment in the Securities on the Subscriber’s behalf; (c) the Subscriber is able to bear the economic risk that the Subscriber assumes by investing in the Securities; and (d) the Subscriber can afford a complete loss of the Subscriber’s investment in the Securities.

1.6     The Subscriber hereby (i) acknowledges receipt and careful review of this Agreement, the Memorandum, the certificate of designations substantially in the form attached hereto as Exhibit [B] to be filed with the Secretary of State of the State of Delaware for the Preferred Stock (the “Certificate of Designation”), the form of Warrant attached hereto as Exhibit [C], the Registration Rights Agreement attached hereto as Exhibit [D] and all other exhibits, annexes and appendices thereto, which are incorporated herein by reference (collectively, the “Offering Materials”), and has had access to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (collectively with the exhibits thereto and as amended, the “Form 10-K”), the Company’s Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2017 (collectively with the exhibits thereto and as amended, the “Form 10-Q”) and the other periodic, current and other reports filed or furnished by the Company pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Sections 13(a) or 15(d) thereof, as publicly filed and available on the website of the SEC (such materials, collectively, the “SEC Reports”) and (ii) represents that the Subscriber has been furnished by the Company with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering; provided, however, that no investigation performed by or on behalf of the Subscriber shall limit or otherwise affect its right to rely on the representations and warranties of the Company expressly contained herein.

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1.7     (a)     In making the decision to invest in the Securities, the Subscriber has relied solely upon the information provided by the Company in this Agreement and the Memorandum. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than this Agreement and the Memorandum and the results of Subscriber’s own independent investigation.

(b)     The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Securities by the Company or the Placement Agent (or another person whom the Subscriber believed to be an authorized agent or representative thereof with whom the Subscriber had a prior substantial pre-existing relationship), (ii) the Subscriber did not learn of the Offering by means of any form of general solicitation or general advertising, (iii) the Subscriber did not receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, with respect to the Offering and (iv) the Subscriber did not attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising with respect to the Offering.

1.8     The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC or any state regulatory authority and that the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to the exemption therefrom provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Subscriber understands that the Securities (including any Underlying Shares issuable upon the conversion and/or exercise of the Securities) have not been and will not be registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities and any Underlying Shares unless and until they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or pursuant to an available exemption therefrom. The Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment purposes and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Subscriber to hold the Securities for any particular length of time and the Company acknowledges that the Subscriber shall at all times retain the right to dispose of the Securities as it may determine in its sole discretion, subject to any restrictions imposed by applicable law. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

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1.9     The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities and, if and when issued, the Underlying Shares, that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

1.10     The Subscriber hereby represents that the address of the Subscriber set forth on the signature page hereto is the Subscriber’s principal residence if the Subscriber is an individual or its principal business address if the Subscriber is an entity.

1.11     The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) or capacity, as applicable, to execute and deliver this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.12     If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.13     The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, the Subscriber must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in the Subscriber’s Purchaser Questionnaire.

1.14     To effectuate the terms and provisions of this Agreement, the Subscriber hereby appoints the Placement Agent as its attorney-in-fact (and the Placement Agent hereby accepts such appointment) for the purpose of carrying out the provisions of the Escrow Agreement by and between the Company, the Placement Agent and the Escrow Agent (the “Escrow Agreement”) including, without limitation, taking any action on behalf of, or at the instruction of, the Subscriber and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that the Placement Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof or thereof. All acts done under the foregoing authorization are hereby ratified and approved and neither the Placement Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct. This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

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1.15     The Subscriber agrees not to issue any public statement with respect to the Offering, Subscriber’s investment or proposed investment in the Company or the terms of this Agreement or any other agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

1.16     The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before the applicable Closing (as defined below) notwithstanding prior receipt by the Subscriber of notice of acceptance by the Company of the Subscriber’s subscription.

1.17     The Subscriber acknowledges and agrees that (i) the information contained in the Offering Materials or otherwise made available to the Subscriber by the Company in connection with the Offering is confidential and non-public and (ii) all such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this Agreement) nor disclosed to any third party for any reason, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that (a) the Subscriber may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Subscriber with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality to the Subscriber no less restrictive than the restrictions contained in this Section 1.17, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) after the date hereof or (iii) is received from a third party that is not under any obligation of confidentiality with respect to such information.

1.18     Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Subscriber’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire the Securities. The Subscriber agrees to supply the Company, within five (5) days after the Subscriber receives the request therefor from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable for purposes of making such determination.

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1.19     The Subscriber understands that Rule 144 promulgated under the Securities Act (“Rule 144”) requires, among other conditions, a minimum holding period of six-months prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Securities Act or any state securities or “blue sky” laws or to assist the Subscriber in obtaining an exemption from any such registration requirements.

1.20     The Subscriber agrees to hold the Company and its directors, officers, employees, controlling persons and agents (including the Company’s legal counsel and the Placement Agent and its managers, members, officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless from and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Subscriber contained in this Agreement (including Article VII) or breach of any warranty by the Subscriber contained in this Agreement or in any exhibits attached hereto; (ii) any untrue statement of a material fact made by the Subscriber contained herein; or (iii) after any applicable notice and/or cure periods, any breach or default in performance by the Subscriber of any covenant or undertaking to be performed by the Subscriber hereunder, or pursuant to any other Offering Materials entered into by the Company and Subscriber relating hereto. Notwithstanding the foregoing, in no event shall the liability of the Subscriber hereunder be greater than the aggregate Purchase Price paid for the Securities by the Subscriber as set forth on the signature page hereto.

1.21     If the Subscriber is an entity, upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the due authority of the signatory to this Agreement.

II.     REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber, as of the date of this Agreement (other than representations and warranties that relate to a specific date, which are given as of such date) and except as set forth in the Memorandum or in the SEC Reports, as follows:

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2.1     Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and assets as currently owned and conduct its business as currently conducted. Each of the Company’s wholly-owned subsidiaries (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or equivalent organizational or charter documents, including, but not limited to the Company’s Certificate of Incorporation, as amended (the “COI”), or the Company’s Bylaws, as amended (the “Bylaws,” and collectively with the COI, the “Charter Documents”). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a material adverse effect on (i) the legal and valid issuance of the Securities, (ii) the enforceability of this Agreement against the Company or the Company’s ability to perform, its obligations hereunder, or (iii) the results of operations, assets, business and financial condition of the Company and its Subsidiaries, taken as a whole (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2     Capitalization and Voting Rights. As of [●], 2017, the Company was authorized to issue 1,000,000,000 shares of Common Stock, of which [●] shares were issued and outstanding, and 30,000,000 shares of preferred stock were authorized, of which [●] shares were designated as Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), of which [●] shares of Series A Preferred Stock were issued and outstanding. As of the date hereof, (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, (ii) no holder of securities of the Company or any Subsidiary is entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of the Offering, (iii) there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (iv) neither the Company nor any Subsidiary has any outstanding stock appreciation rights, “phantom stock” plans or any similar plan or agreement; and (v) there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or any Subsidiary or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue any shares of capital stock of the Company or any Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or any Subsidiary. Other than restrictions imposed by applicable law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Charter Documents or any material agreement or other instrument to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and the shares of capital stock of the Subsidiaries are owned by the Company, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”). All of the Company’s outstanding capital stock has been issued in accordance with the applicable provisions of the Securities Act and any other applicable securities laws. The issuance and sale of the Securities, as contemplated hereby, will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than other investors in the Offering) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding Company security. The Company does not have outstanding stockholder purchase rights or “poison pill” or (any arrangement granting substantially similar rights) in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of the transactions contemplated hereby.

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2.3     Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Securities and, if and when issued, the Underlying Shares, has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances other than restrictions on transfer provided for in the Offering Materials. The Underlying Shares, when issued in accordance with the terms of the applicable Offering Materials, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer provided for in the Offering Materials. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the conversion of the Preferred Stock and the exercise of the Warrants.

2.4     No Conflict; Governmental Consents.

(a)     The execution and delivery by the Company of this Agreement, the issuance and sale of the Securities (including, if and when issued, the Underlying Shares) and the consummation of the other transactions contemplated hereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to the Company, except in each case as would not have a Material Adverse Effect, (ii) conflict with or violate any provision of the Charter Documents, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any Material Contract (as defined below) to which the Company or any Subsidiary is a party or by which any of them is bound, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company or any Subsidiary.

(b)     No approval by the holders of Common Stock, or other equity securities of the Company, is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Underlying Shares, except as has been previously obtained.

(c)     No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Underlying Shares, except such post-sale filings as may be required to be made with the SEC, FINRA, NASDAQ and with any state or foreign blue sky or securities regulatory authority, all of which shall be made when required.

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2.5     SEC Reports; Financial Statements. The Company has filed all SEC Reports required to be filed by it under the Securities Act and the Exchange Act since January 1, 2016 (the “Reference Date”) (or such shorter period as the Company was required by law to file such reports) (the “Diffusion SEC Reports”) on a timely basis, or timely filed a valid extension of such time of filing and has filed the Diffusion SEC Reports prior to the expiration of any such extension. As of their respective dates, the Diffusion SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the Diffusion SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Diffusion SEC Reports (the “Diffusion Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. The Diffusion Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the footnotes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.6     Regulatory Permits; Licenses. The Company and the Subsidiaries possess all certificates, authorizations, licenses and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports and the Memorandum (“Material Permits”), except where the failure to possess such Material Permits would not have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of any action, arbitration, claim, hearing, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before any federal, state, local or foreign government or any court of competent jurisdiction, administrative or regulatory body, agency, bureau, or commission in any domestic or foreign jurisdiction, any appropriate division of any of the foregoing or any arbitrator, or other legal action (each, a “Proceeding”) relating to the revocation or modification of any Material Permit.

2.7     Litigation. There are no pending or, to the Company’s knowledge, threatened Proceedings against the Company or any Subsidiary which would have a Material Adverse Effect. Neither the Company nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries taken as a whole. There is no Proceeding by the Company or any Subsidiary currently pending in any court or before any arbitrator or that the Company or any Subsidiary intends to initiate. None of the Company, any Subsidiary or any director or officer thereof is, or since the date of the filing of the Form 10-K has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There is no pending or, to the Company’s knowledge, contemplated investigation by the SEC involving the Company or any current director or officer of the Company.

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2.8     Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

2.9     Brokers. Except for the Placement Agent, neither the Company nor any of the Company's officers, directors or employees has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing on behalf of the Company to any broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement.

2.10     Intellectual Property; Employees.

(a)     The Company owns or possesses all material legal rights to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as presently conducted (collectively, the “Intellectual Property Rights”). There are no material outstanding options, licenses or agreements of any kind relating to the Company’s Intellectual Property Rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the Intellectual Property Rights of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. Since the Reference Date, the Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently conducted, would violate any Intellectual Property Rights of any other person or entity. The Company and its Subsidiaries have taken reasonable measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, have a Material Adverse Effect

(b)     The Company is not aware of any obligation on the part of any Company Employee under any contract (including licenses, covenants or commitments of any nature), other agreement or judgment, decree or order of any court or administrative agency, that would materially adversely interfere with such employee’s duties to the Company or that would conflict with the Company’s business as presently conducted.

(c)     To the Company’s knowledge, (i) no employee of the Company, or any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company and (ii) the continued employment by the Company of its employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation. Since the Reference Date, the Company has not received any written notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company except as would not have a Material Adverse Effect. To the Company’s knowledge, no officer or key employee intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate any such employee.

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2.11     Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets and good title to its leasehold estates.

2.12     Obligations to Related Parties. There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements under the Company’s equity plans). None of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary (other than as holders Company securities and for services as employees, officers and directors) required to be disclosed under applicable SEC rules and regulations.

2.13     Material Changes. Since the Reference Date, (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to generally accepted accounting principles or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock compensation plans. The Company does not have pending before the SEC any request for confidential treatment of information.

2.14     Compliance. The Company is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.

2.15     No General Solicitation. Assuming the accuracy of the Placement Agent’s representations in the placement agency agreement to be entered into by the Company and the Placement Agent, none of the Company, its Subsidiaries, any of its or their affiliates, or any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the Offering.

2.16     Private Placement; No Integrated Offering. Assuming the accuracy of the Subscriber’s representations and warranties set forth in this Agreement, no registration under the Securities Act is required for the offer or sale of the Securities by the Company as contemplated hereby. Assuming the accuracy of the Placement Agent’s representations in the placement agency agreement to be entered into by the Company and the Placement Agent, none of the Company, its Subsidiaries, any of its or their affiliates, or any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security, solicited any offers to buy any security or taken any other action, which, under the circumstances would require such registration or cause this Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or the listing rules of the NASDAQ Capital Market.

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2.17     Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Charter Documents or the laws of the State of Delaware that otherwise would be applicable as a result of the Subscriber and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company's issuance of the Securities and the Subscriber' ownership of the Securities.

2.18     Taxes. Since the Reference Date (i) the Company and each of its Subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects, except for such failures to file which would not have a Material Adverse Effect, (ii) the Company and each of its Subsidiaries has paid all taxes required to be paid pursuant to such returns or pursuant to any assessments received by any of them, and have withheld any amounts which any of them are obligated to withhold from amounts owing to any employee, creditor or third party and (iii) the Company and each of its Subsidiaries has properly accrued all taxes required to be accrued and/or paid pursuant to applicable law, except where the failure to accrue would not have a Material Adverse Effect. To the knowledge of the Company, the tax returns of the Company and its Subsidiaries are not currently being audited by any state, local or federal authorities. Neither the Company nor any of its Subsidiaries has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

2.19     Registration Rights. Other than the Placement Agent, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

2.20     Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except for in connection with the listing of the Common Stock being moved from the OTCQX to the NASDAQ Capital Market effective November 9, 2016, the Company has not, since the Reference Date, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is in material compliance with the continued listing requirements of the NASDAQ Capital Market.

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2.21     Material Contracts. The SEC Reports contain all material contracts, agreements, commitments, arrangements, leases, policies or other instruments to which either the Company or any of its Subsidiaries is a party or by which any of them is bound, which are required to be filed pursuant to the Securities Act or the Exchange Act (the “Material Contracts”). The Material Contracts are valid and in full force and effect, enforceable against the Company and any of the Subsidiaries party thereto and, to the Company’s knowledge, against the other parties thereto. Neither the Company nor any Subsidiary is in violation of, or default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), any Material Contract. To the Company’s knowledge, none of the other parties to any Material Contract are in violation of or default under any Material Contract in any material respect. Neither the Company nor any Subsidiary has received any notice of cancellation or any written communication threatening cancellation of any Material Contract which is currently in effect by any other party thereto.

2.22     Contributions. Neither the Company nor any Subsidiary has directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

2.23     Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Offering Materials, the Company confirms that neither it nor any other person acting on its behalf has provided the Subscriber or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Subscriber will rely on the foregoing representation in effecting transactions in securities of the Company.

2.24     Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, employee or affiliate of the Company or any Subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

2.25     No Disqualification Events.  With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

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2.26     Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

III.     TERMS OF SUBSCRIPTION

3.1     The Securities will be offered for sale until the earliest of (i) the date upon which subscriptions for the Maximum Offering Amount offered hereunder have been accepted by the Company, (ii) the date the Offering is terminated by the Company and (iii) September 30, 2017, subject to the right of the Company and the Placement Agent to extend the Offering for an additional thirty (30) day period without prior notice to the investors in the Offering (the “Termination Date”). The Placement Agent is acting in such capacity with respect to the Offering on a “commercially reasonable best efforts” basis for the Maximum Offering Amount.

3.2     The Company may, in its discretion at any time prior to the Termination Date, hold an initial closing (“Initial Closing”) and, at any time and from time to time after the Initial Closing, may hold subsequent closings (each such closing, including the Initial Closing, a “Closing,” and the final such Closing, the “Final Closing”), in each case, with respect to any Securities for which subscriptions have been accepted prior to such date. In the event that (i) the Initial Closing does not occur prior to the Termination Date or (ii) this Agreement or the aggregate Purchase Price owed with respect to the Securities purchased by the Subscriber pursuant hereto is received after the Final Closing, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The Subscriber may revoke its subscription and obtain a return of the subscription amount paid to the Escrow Account at any time before the date of the Initial Closing by providing written notice to the Placement Agent, the Company and the Escrow Agent as provided in Section 6.1 below. Upon receipt of a revocation notice from the Subscriber prior to the date of the Initial Closing, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The Subscriber may not revoke this subscription or obtain a return of the subscription amount paid to the Escrow Agent on or after the date of the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

3.3     The minimum purchase that may be made by any prospective investor shall be $50,000. Subscriptions for investment below the minimum investment may be accepted at the discretion of the Placement Agent and the Company. The Company and the Placement Agent reserve the right to reject any subscription made hereby, in whole or in part, in their sole discretion.

3.4     Prior to the applicable Closing for the Securities purchased pursuant hereto, funds representing the aggregate Purchase Price for such Securities shall be deposited in the Escrow Account.

3.5     Certificates representing the Preferred Stock and the Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Placement Agent for further distribution to the Subscriber as soon as practicable following the applicable Closing. The Subscriber hereby authorizes and directs the Company to deliver certificates representing the Securities purchased by the Subscriber pursuant to this Agreement to the Placement Agent for further distribution directly to the Subscriber’s address indicated on the signature page hereto.

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3.6     The Company’s agreement with each investor in the Offering, including the Subscriber, is a separate agreement and the sale of the Securities to each investor in the Offering, including the Subscriber, is a separate sale.

IV.     CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

4.1     The Subscriber’s obligation to purchase the Securities at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

(a)     Representations and Warranties; Covenants. The representations and warranties made by the Company in Section 2 shall be true and correct (without giving effect to any “Material Adverse Effect,” “material,” “materially” or similar materiality qualifications therein, other than Section 2.13(i)) in all material respects as of the date hereof and as of the Closing Date, except for those representations and warranties which expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (without giving effect to any “Material Adverse Effect”, “material”, “materially” or other similar materiality qualification therein). All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)     No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)     No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(d)     No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed or quoted for trading on the Company’s principal trading market.

(e)     Legal Opinion. The Company’s corporate counsel shall have delivered a legal opinion addressed to Placement Agent in a form reasonably acceptable to the Placement Agent.

(f)     Notice of Disqualification Events. The Company will notify the Purchasers and the Placement Agent in writing, prior to the Closing Date, of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

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V.	COVENANTS OF THE COMPANY

5.1     Listing of Securities. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other trading market, it will include in such application the Underlying Shares, and will take such other action as is necessary or desirable to cause the Underlying Shares to be listed on such other trading market as promptly as possible, (ii) it will comply in all material respects with the Company’s reporting, filing and other obligations under the Charter Documents or rules of the principal trading market of the Common Stock and (iii) for so long as the Board of Directors determines that it remains advisable and in the Company’s best interest, the Company will take all commercially reasonable action necessary to continue the listing and trading of its Common Stock on a trading market.

5.2     Reservation of Shares. The Company shall at all times while the Preferred Stock and the Warrants are outstanding maintain a reserve from its duly authorized shares of Common Stock of a number of shares of Common Stock sufficient to allow for the issuance of the Underlying Shares.

5.3     Replacement of Certificates. If any certificate or instrument evidencing any Securities or the Underlying Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.4     Furnishing of Information. The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Subscriber and make publicly available in accordance with Rule 144(c) such information as is required for the Subscribers to be able to sell the Securities under Rule 144 within the requirements provided thereby. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time, to enable such person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

5.5     Securities Laws; Publicity. The Company shall file a Current Report on Form 8-K, including the Offering Materials as exhibits thereto (to the extent any information contained therein is material, non-public information), with the SEC within the time required by the Exchange Act. From and after the filing of such Current Report on Form 8-K the Company represents to the Subscriber (other than any Subscriber who has a representative on the Company’s board of directors or who is an employee of the Company) that it shall have publicly disclosed all material, non-public information delivered to any Subscriber by the Company or any of its Subsidiaries or any of its or their respective officers, directors, employees or agents in connection with the transactions contemplated by the Offering Materials. In addition, effective upon the filing of such Current Report on Form 8-K the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and the Subscriber or any of its Affiliates on the other hand, shall terminate. The Company and the Placement Agent shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of such Subscriber, except: (a) as required by federal securities law in connection with the filing of any Offering Materials (including signature pages thereto) with the SEC and (b) to the extent such disclosure is otherwise required by law, in which case the Company shall, if permitted by applicable law, provide the Subscriber with prior notice of such disclosure permitted under this clause (b).

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5.6     Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof promptly upon request of the Subscriber. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Subscriber at the Closing under applicable securities or “blue sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Subscriber.

5.7     Equal Treatment of Subscribers. No consideration (including any modification of any Offering Materials) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Offering Materials unless the same consideration is also offered to all of the investors in the Offering, including the Subscriber.

5.8      Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Offering Materials, the Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Subscriber shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

5.9     Indemnification of Purchasers. Subject to the provisions of this Section 5.9, the Company will indemnify and hold each Subscriber and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Subscriber Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable and documented attorneys’ fees and costs of investigation that any such Subscriber Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Offering Materials or (b) any action instituted against the Subscriber Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Subscriber Party, with respect to any of the transactions contemplated by the Offering Materials (unless such action is based upon a breach of such Subscriber Party’s representations, warranties or covenants under the Offering Materials or any agreements or understandings such Subscriber Party may have with any such stockholder or any violations by such Subscriber Party of state or federal securities laws or any conduct by such Subscriber Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Subscriber Party in respect of which indemnity may be sought pursuant to this Agreement, such Subscriber Party shall promptly, and in no event later than ten (10) days after such Subscriber’s receipt of notice of such action, notify the Company in writing, and the Company shall have the right to participate in or assume the defense thereof with counsel of its own choosing reasonably acceptable to the Subscriber Party. Any Subscriber Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Subscriber Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Subscriber Party, in which case the Company shall be responsible for the reasonable and documented fees and expenses of no more than one such separate counsel. The Company will not be liable to any Subscriber Party under this Agreement (y) for any settlement by a Subscriber Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Subscriber Party’s breach of any of the representations, warranties, covenants or agreements made by such Subscriber Party in this Agreement or in the other Offering Materials. The indemnification required by this Section 5.8 with respect to expenses shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Subscriber Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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5.10     Use of Proceeds. The Company shall use the net proceeds from the Offering for the purposes set forth in the Offering Materials.

5.11     Certificate of Designations. Prior to the Initial Closing, the Company shall duly file the Certificate of Designation with the Secretary of State of the State of Delaware.

VI.	MISCELLANEOUS

6.1     Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, delivered by hand against written receipt therefor, or sent in portable document format (“pdf”) via electronic mail, addressed as follows:

if to the Company, to it at:

Diffusion Pharmaceuticals Inc.

2020 Avon Court, Suite 4

Charlottesville, Virginia 22902

Attn: David Kalergis, Chief Executive Officer

Email: dkalergis@diffusionpharma.com

With a copy to (which shall not constitute notice):

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Attn: David Rosenthal, Esq.

Email: david.rosenthal@dechert.com

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

With a copy to (which shall not constitute notice):

Attn:

Email:

if to the Escrow Agent, to it at:

Corporate Stock Transfer

3200 Cherry Creek Drive, South

Suite 430

Denver, CO 80209

Attn: Carylyn Ball, President

Email: cbell@corporatestock.com

With a copy to (which shall not constitute notice):

Collegiate Peaks Bank

885 S. Colorado Blvd

Denver, CO 80246

Attn: Hope Spencer

Email: hope.spencer@collegiatepeaksbank.com

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6.2     Notices shall be deemed to have been given or delivered (i) on the third (3rd) business day following the date of postmark in the case of delivery by registered or certified mail, (ii) on the date of delivery in the case of delivery by hand or (iii) on the date of delivery if delivered by electronic mail; provided that if such e-mail is received after 4:00 p.m. Eastern Time on a business day or at any time on a non-business day, such notice shall be deemed delivered on the following business day. Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the Company and the Subscriber, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the Company and the Subscriber. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.3      This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Subscriber (other than in connection with a change of control or by operation of law). Any Subscriber may assign any or all of its rights under this Agreement to any Person to whom such Subscriber assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Offering Materials that apply to the “Subscribers.”

6.4      The Offering Materials, together with the exhibits hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. The Placement Agent shall be deemed a third party beneficiary of the representations and warranties and covenants made by the Company and the Subscriber in this Agreement.

6.5      Upon the execution and delivery of this Agreement by the Subscriber and the Company, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as provided herein; provided, however, that, for the avoidance of doubt, the Company hereby reserves the right to (i) enter into subscription agreements with other prospective investors in the Offering and (ii) reject any subscription, in whole or in part, including, as applicable, that of the Subscriber, provided the Company returns to such prospective investor any funds paid by such prospective investor(s), with respect to such rejected subscription or portion thereof, without interest or deduction.

6.6      Any action, arbitration, claim, hearing, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before any federal, state, local or foreign government or any court of competent jurisdiction, administrative or regulatory body, agency, bureau, or commission in any domestic or foreign jurisdiction, any appropriate division of any of the foregoing or any arbitrator, or other legal action (each, a “Proceeding”) relating to this Agreement or the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Offering Materials (whether brought against a party hereto or its affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the Southern District of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Southern District of New York for the adjudication of any Proceeding related to this Agreement, the other Offering Materials or the transactions contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any Proceeding that it is not personally subject to the jurisdiction of any such court, that Proceeding is improper or is an inconvenient venue for such Proceeding.

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6.7     In order to discourage frivolous Proceedings the parties agree that unless a claimant in any Proceeding arising out of this Agreement succeeds in establishing a claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the Proceeding), then the non-claimant party shall be entitled to recover from such claimant all of such other party’s reasonable legal costs and expenses relating to such Proceeding and/or incurred in preparation therefor.

6.8     If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

6.9     Subject to applicable statute of limitations, the representations and warranties contained herein shall survive the Closing and the delivery of the Securities

6.10     The Company and the Subscriber agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument. Delivery of executed signature pages hereof by facsimile transmission or pdf shall constitute effective and binding execution and delivery of this Agreement.

6.12     Nothing in this Agreement shall create or be deemed to create any rights or remedies in any person or entity that is not a party to this Agreement.

6.13      The Company and the Subscriber agree that in the event of any breach or threatened breach by the other party of any covenant, obligation or other provision set forth in this Agreement, the non-breaching or non-threatening party, as applicable, shall be entitled (in addition to any other remedy that may be available to it) to seek (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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APPENDIX [   ]

SHARES OF PREFERRED STOCK BEING SUBSCRIBED FOR:     ____________________

PURCHASE PRICE (PER SHARE):     $________

AGGREGATE PURCHASE PRICE:     ____________________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile	Facsimile

Tax ID # or Social Security #	Tax ID # or Social Security #

E-Mail Address	E-Mail Address

Name in which Securities should be issued:

Dated: _________________, 2017

This Subscription Agreement is agreed to and accepted as of ________________, 2017.

DIFFUSION PHARMACEUTICALS INC.

By:____________________________________

Name:

Title:

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APPENDIX D

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

DIFFUSION PHARMACEUTICALS INC.

Warrant Shares: _______	Initial Exercise Date: [●], 2017

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the five (5) year anniversary of the final closing date of the Offering (the “Termination Date”) but not thereafter, to subscribe for and purchase from Diffusion Pharmaceuticals Inc., a Delaware corporation (the “Company”), up to ______ shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”).

Section 1.     Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”) dated [●], 2017, by and between the Company and the Holder.

Section 2.     Exercise.

a)     Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time and from time to time on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto; and, within three (3) business days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, or, if available, pursuant to the cashless exercise procedure specified in Section 1(d) below. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) business days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within four (4) business days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)     Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be equal to $2.31, subject to adjustment as provided herein (the “Exercise Price”).

c)     Exercise Limitation. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

d)     Cashless Exercise. At any time following the Effectiveness Deadline (as defined in the Registration Rights Agreement by and between the Company and the Holder dated as of the date hereof (the “Registration Rights Agreement”)) at which there is no effective Registration (as defined in the Registration Rights Agreement) with respect to the Warrant Shares, this Warrant may also be exercised, in whole or in part, from time to time in accordance with the terms hereof (including this Section 2(d)) by means of a “cashless exercise” (the “Cashless Exercise”) in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =

the closing price of the Company’s Common Stock on the Trading Market on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise, or, if the Company’s Common Stock is not quoted or reported on a Trading Market, the fair market value of the Company’s Common Stock as determined by the Company’s Board of Directors in good faith;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =

the number of Warrant Shares that would be issuable upon such exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

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“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the NASDAQ Capital Market; provided, that if the Common Stock ceases to be listed thereon, “Trading Market” shall mean (i) any other securities market or exchange on which the Common Stock is principally listed or quoted for trading on the date in question, including the NYSE MKT, the Nasdaq Global Market or the Nasdaq Global Select Market (or any successors to any of the foregoing) or (ii) if the Common Stock is not then listed or quoted for trading on any such securities market or exchange and if prices for the Common Stock are then reported in the “Pink Sheets,” OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices).

e)	Mechanics of Exercise.

i.     Delivery of Certificates Upon Exercise. Certificates for the Warrant Shares purchased or exercised hereunder shall be transmitted by the Company’s transfer agent to the Holder by crediting the account of the Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and either (A) there is an effective registration statement permitting to the resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within five (5) business days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required), and payment of the aggregate Exercise Price as set forth above (unless such Warrant Shares are exercised pursuant to the Cashless Exercise, if permitted) (such date, the “Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised, the Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by Cashless Exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(iv) prior to the issuance of such shares, have been paid.

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ii.     Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, promptly deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant in all material respects.

iii.     Rescission Rights. If, following receipt by the Company of a duly executed and properly completed Notice of Exercise Form from a Holder, the Company fails to cause the Company’s transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.     Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. If, following receipt by the Company of a duly executed and properly completed Notice of Exercise Form from a Holder, the Company fails, prior to the applicable Warrant Share Delivery Date, to, in accordance with the provisions of Section 2(d)(i) above, (i) deliver to such Holder the applicable certificate or certificates or (ii) cause its transfer agent to credit the account of such Holder or such Holder’s broker, and if after such Warrant Share Delivery Date the Holder is required by its broker to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm is required to purchase, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which such Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of Warrant Shares that the Holder was entitled to receive from the exercise at issue (or, if less, the number of shares actually delivered in satisfaction of such sale) and (2) the actual price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions), and (B) at the option of the Holder, either reissue (if surrendered) the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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v.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi.

Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by (x) the Assignment Form attached hereto duly executed by the Holder, and such other documentation as the Company may require regarding the assignee, as a condition thereto, and (y) the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto, if any.

vii.	Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.     Certain Adjustments.

a)     Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) other than regular dividends payable on the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) pursuant to the Certificate of Designation of Preferences, Rights and Limitations with respect thereto, pays a dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant or upon the conversion of the Preferred Stock, the Series A Preferred Stock or any debt securities), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then, in each case, (1) the Exercise Price shall be multiplied by a fraction of which (x) the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and (y) the denominator shall be the number of shares of Common Stock outstanding immediately after such event and (2) the number of shares issuable upon exercise of this Warrant shall be proportionally adjusted (rounded up to the nearest whole share), such that the aggregate Exercise Price for all of the Warrant Shares shall remain unchanged (subject to rounding). Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the effective date of the applicable event described in subsection (i) through (iv) above.

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b)     Fundamental Transaction. If, at any time while this Warrant is outstanding, the Company, directly or indirectly, in one or more related transactions, (i) effects any merger or consolidation of the Company with or into another person, (ii) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (iii) is the subject of any purchase offer, tender offer or exchange offer (whether by the Company or another person) and is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or “group” (as such term is defined in Section 13(d) of the Exchange Act) whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant in accordance with the terms hereof (including payment of the Exercise Price), the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 2(c) on the exercise of this Warrant), the number of shares of capital stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration, whether in cash, securities or otherwise (the “Alternate Consideration”), payable with respect to each share of Common Stock in connection with such Fundamental Transaction. For purposes of any such exercise, the Exercise Price shall be appropriately allocated to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall, in its sole discretion, apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(b) and shall, at the option and request of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for the Alternate Consideration, and with an exercise price equal to the Exercise Price. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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c)     Calculations. All calculations under this Section 3 shall be made to the nearest cent or, subject to Section 2(d)(iii), the nearest 1/100th of a share, as the case may be.

d)     Notice to the Holder.

i.     Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.     Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice.

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Section 4.     Transfer of Warrant.

a)     Transferability. Subject to compliance with any applicable federal and state securities laws and the satisfaction and delivery of any reasonable conditions and documentation required by the Company, and to the provisions of Section 1.9 of the Subscription Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)     New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a) as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant in all material respects except as to the number of Warrant Shares issuable pursuant thereto.

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c)     Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5.     Miscellaneous.

a)     No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(a).

b)     Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will, make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)     Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then, such action may be taken or such right may be exercised on the following business day.

d)     Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to allow for the issuance of the Warrant Shares upon the exercise of this Warrant. The Company further covenants that its officers are authorized to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation or of any requirements of the trading market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Except and to the extent waived or consented to by the Holder, the Company shall not, including, without limitation, by amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of its obligations pursuant to this Warrant, but will at all times act in good faith in the carrying out of all its obligations hereunder. Without limiting the generality of the foregoing, the Company will (A) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (B) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (C) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant, including, without limitation, in connection with any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price.

e)     Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with Section 6.6 of the Subscription Agreement.

f)     Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws.

g)     Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of either party shall operate as a waiver of such right or otherwise prejudice either party’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable and documented attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)     Notices. Any notice, request or other document required or permitted to be given or delivered pursuant to this Warrant shall be delivered in accordance with the notice provisions of Section 6.1 of the Subscription Agreement.

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i)     Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)     Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to seek specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)     Successors and Assigns. Subject to applicable federal and state securities laws, this Warrant and the rights and obligations evidenced hereby are intended to be and shall inure to the benefit of, and be binding upon and enforceable by, the successors of the Company and the successors and permitted assigns of the Holder.

l)     Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)     Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)     Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

DIFFUSION PHARMACEUTICALS INC.

By:
Name:
Title:

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APPENDIX [   ]

NOTICE OF EXERCISE

To:     DIFFUSION PHARMACEUTICALS INC.

(1)     The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)     Payment shall take the form of (check applicable box):

[    ] in lawful money of the United States; or

[    ] by the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(d).

(3)     Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4)           Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: _________________________________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: ___________________________________________________________________________

Name of Authorized Signatory: _____________________________________________________________________________________________

Title of Authorized Signatory: ______________________________________________________________________________________________

Date: _________________________________________________________________________________________________________________

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ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

the Holder’s Signature:     _____________________________

the Holder’s Address:     _____________________________

 _____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

DIFFUSION PHARMACEUTICALS INC.
2020 AVON COURT, SUITE 4
CHARLOTTESVILLE, VA 22902

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E29500-Z70197 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DIFFUSION PHARMACEUTICALS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
3. To elect six persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified.	☐	☐	☐

01) David G. Kalergis
02) Isaac Blech
03) John L. Gainer, Ph.D.
04) Robert Adams
05) Mark T. Giles
06) Alan Levin

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E29501-Z70197

DIFFUSION PHARMACEUTICALS INC.
Annual Meeting of Stockholders
June 15, 2017 at 9:00 AM, Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David G. Kalergis and Ben L. Shealy, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DIFFUSION PHARMACEUTICALS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on June 15, 2017, in the James Monroe Room at the Omni Charlottesville Hotel located at 212 Ridge McIntire Road, Charlottesville, Virginia 22903, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

V.1.1

DIFFUSION PHARMACEUTICALS INC.
ANNUAL MEETING FOR HOLDERS AS OF 4/17/17
TO BE HELD ON 6/15/17

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

Vote by Internet:	www.proxyvote.com
Vote by Phone:	1-800-454-8683
Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E29510-Z70196

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
3. To elect six persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified.	☐	☐	☐

01) David G. Kalergis
02) Isaac Blech
03) John L. Gainer, Ph.D.
04) Robert Adams
05) Mark T. Giles
06) Alan Levin

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ☐

The Board of Directors recommends you vote FOR the following proposals:

Signature [PLEASE SIGN WITHIN BOX]	Date